--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

[Photo of Larry Luxenberg, C.F.A., Co-Portfolio Manager]

[Photo of John B. Murphy, C.F.A., Co-Portfolio Manager]

[Photo of Mark Dunetz, Co-Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 80% common stocks and securities convertible into common stocks

Inception: April 13, 1983

Net Assets at December 31, 2000: $3,172,625,444

Q. How did the Fund perform during 2000?

A. After five consecutive years in which both the S&P 500 Index(1) and The Guardian Stock Fund were up more than 20% each year, 2000 was a disappointment. The S&P 500 Index was down by 9.10% while the Fund was down 18.39%.(2) (By our calculations that is the worst return for the S&P 500 Index since 1974 when the economy was in the midst of a devastating recession.) The NASDAQ Composite Index,(3) which is heavily weighted toward technology stocks, was down 55% during the last three quarters of the year and finished the year down 39.18%. The Guardian Stock Fund is a core fund, attempting to achieve long-term growth of capital for its investors and has outperformed the S&P 500 Index eight out of the last nine years. We attribute this to the Fund's flexible charter, which permits it to shift styles as opportunities arise, and to its unique blend of fundamental and quantitative stock selection techniques.

Q. What factors affected the Fund's performance during the year?

A. From our vantage point, this was the year of the Federal Reserve Board (Fed). The Fed and its influence on monetary policy has always had a big influence on the stock market. But in 2000, this influence was especially large. Only in late 2000 did it become apparent how badly the Fed had misjudged its series of tightenings. While we believed that the Fed had raised interest rates too much, we did not think they would put the economy into a quick free fall toward recession in the fourth quarter. Among the casualties were technology stocks, which had their worst year ever. While we had been trimming our technology exposure since March, we were still overweighted. What had been measured selling in the general market into late October, then became a full-scale rout after Nortel announced a slowing of business on October 24.

      From beginning to end, 2000 was a wild, roller coaster ride with the greatest volatility in half a century by some measures. After just two weeks in January, one major strategist said the market had been like Dr. Jekyll and Mr. Hyde.

================================================================================
      From beginning to end, 2000 was a wild, roller coaster ride with the greatest volatility in half a century, by some measures. After just two weeks in January, one major strategist said the market had been like Dr. Jekyll and Mr. Hyde.
================================================================================

      One factor contributing to this volatility was the lingering effects of Y2K. While the onset of the Millennium passed without problems, preparations for it distorted economic activity for years before and lingered afterwards, confusing both businesses and economic policymakers. Businesses stocked critical goods and the Fed stocked money. Both actions fooled decisionmakers in

--------------------------------------------------------------------------------
(1) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the private sector and government. The Fed's accommodative monetary policy around year-end 1999 helped avoid problems at New Year's, but confused everyone. These actions amounted to a reversal of policy for four months in the middle of a year-long tightening cycle. Afterwards the Fed misjudged the burst of activity from the loosened monetary spigots and tightened too aggressively in the spring.

      Early on, many economists had believed that a classic recession triggered by a buildup in inventories was no longer likely because of the improvements in information services. However, the inventory buildup returned as a threat in the fourth quarter of 2000. Businesses went from shortages of key components to large inventories in a matter of weeks, surprising everyone.

      The dramatic Fed action in early 2001 may soften the fallout but it is by no means clear that they can forestall a recession. Adding to the problem, growth has been slowing rapidly around the world as foreign central banks have also been in a tightening cycle. This appeared to be leading to the first simultaneous worldwide slowdown in the major economies since 1974. Just one example of how rapid the falloff in economic activity has been: in the last quarter the rate of auto sales declined 20.0% with no sign of a bottom.

Q. What is your outlook for 2001 and the next few years?

A. The outlook seems among the most uncertain of the last decade. After a decade of expansion -- a record for the American economy -- a certain sloppiness has crept into the economy. Business executives, economic policymakers and investors have begun to take too much for granted, people have begun to cut corners and many unpleasant decisions were postponed. As many sectors of the economy began to get crunched, speculation and wishful thinking began to be replaced by more rational actions. We are hopeful that this process, while unpleasant, can be completed in relatively short order, perhaps even avoiding an official recession, which is, by definition, two successive quarters of falling gross domestic product.

      The economic problems do not seem as forbidding as those of the economic downturns of the 1970s and 1980s. If that is the case, the secular uptrend may resume later in the year. Given that U.S. fiscal and monetary policy remain sound and inflation is under control, the backdrop for the stock market remains good. Valuations in most sectors are quite attractive, particularly when factoring in falling interest rates. At year-end we had our heaviest weighting in financial stocks, which tend to benefit from Fed easings. We also remained modestly overweighted in technology and energy and underweighted in consumer areas, which will likely bear the brunt of a slowdown.

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
-------------------------------

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2000

                                                         Percentage
         Company                                        of Net Assets
--------------------------------------------------------------------------------
    1.   General Electric Co.                               4.84%
--------------------------------------------------------------------------------
    2.   Citigroup, Inc.                                    4.15%
--------------------------------------------------------------------------------
    3.   Cisco Systems, Inc.                                2.81%
--------------------------------------------------------------------------------
    4.   EMC Corp.                                          2.45%
--------------------------------------------------------------------------------
    5.   Corning, Inc.                                      2.06%
--------------------------------------------------------------------------------
    6.   Nortel Networks Corp.                              1.86%
--------------------------------------------------------------------------------
    7.   Oracle Corp.                                       1.84%
--------------------------------------------------------------------------------
    8.   Lehman Brothers Hldgs., Inc.                       1.81%
--------------------------------------------------------------------------------
    9.   Federal National Mortgage Assn.                    1.38%
--------------------------------------------------------------------------------
   10.   Washington Mutual, Inc.                            1.34%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2000

                                                                  Life of Fund
                                1 Year    5 Years    10 Years    (since 4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund        -18.39%     17.16%     19.11%         16.29%
--------------------------------------------------------------------------------
S&P 500 Index                   -9.10%     18.32%     17.41%         16.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

                       Sector Weightings of Common Stocks
                            as of December 31, 2000

   [The following table was depicted as a pie chart in the printed material.]

Credit Cyclicals                 1.70%

Consumer Services                3.13%

Consumer Cyclicals               1.87%

Telecommunications              13.89%

Consumer Staples                10.82%

Utilities                        5.37%

Capital Goods                    7.43%

Financial                       24.62%

Capital Goods - Technology      22.64%

Basic Industries                 0.12%

Energy                           8.41%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                     GSF                 S&P                 CPI
                     ---                 ---                 ---
4/13/83              10000               10000              10000
                     10891               10844              10333
83                   11028               10867              10336
                     10684               10328              10571
84                   12218               11529              10754
                     14360               13501              10958
85                   16130               15169              11162
                     20326               18307              11152
86                   18889               17985              11295
                     22920               22898              11580
87                   19241               18903              11794
                     23115               21283              12029
88                   23160               21989              12314
                     26541               25595              12650
89                   28613               28887              12885
                     28334               29749              13252
90                   25224               27959              13680
                     29788               31938              13874
91                   34293               36439              14088
                     34598               36196              14302
92                   41178               39207              14516
                     46490               41100              14720
93                   49396               43130              14913
                     47471               41667              15097
94                   48767               43679              15311
                     58848               52468              15545
95                   65667               59992              15668
                     72792               66015              15973
96                   83330               73770              16176
                    110475               91429              16627
97                  112983               94035              16627
                    128110              110637              17090
98                  135440              120810              17287
                    138555              126826              17322
99                  177629              163104              17232
                    177564              153710              17629
12/31/2000          144965.06           142548.97           17813.32

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $144,965 on December 31, 2000. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $142,549. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

[Photo of Jonathan C. Jankus, C.F.A., Portfolio Manager]

Objective: Seeks to track investment performance of the Standard & Poor's 500 Composite Stock Price Index ("the S&P 500 Index")

Portfolio: Common stocks of companies included in the S&P 500 Index, which emphasizes securities issued by large U.S. companies

Inception: August 25, 1999

Net Assets as of December 31, 2000: $294,600,134

Q. How did the Fund perform this year?

A. For the year ending December 31, 2000, the Fund's return was -8.66%.(1) The Fund's objective is to track the returns of the S&P 500 Index,(2) a theoretical portfolio of 500 blue-chip stocks, which returned -9.10% over the same period. The portfolio index is theoretical in the sense that it is computed as though it was purchased and subsequently rebalanced without any trading costs or fund expenses. For the period from Fund inception on August 25, 1999 and ending December 31, 2000, the Fund's annualized return was -2.11% compared to a total annualized return of -2.64% for the S&P 500 Index.

================================================================================
      "At the time of this writing, the Federal Reserve Board has moved to lower interest rates in the hope of averting a recession and some form of tax cut package is sure to emanate from the new administration. Historically, these actions have boded well for equities, but corporate profitability remains a question."
================================================================================

Q. What factors affected Fund performance?

A. For the first time in ten years, equity returns were negative as measured by the S&P 500 Index which achieved a total return of -9.10% during 2000, but the real story was being played out in the NASDAQ(3) over-the-counter market, where the NASDAQ Index returned a staggering -39.18%.

Q. What are your expectations for the coming year?

A. We will continue to manage the portfolio so as to be fully invested in stocks, attempt to track the S&P 500 Index and keep trading costs to a minimum. If history is any indication, indexing has proven to be a good long-term strategy.

      At the time of this writing, the Federal Reserve Board has moved to lower interest rates in the hope of averting a recession and some form of tax cut package is sure to emanate from the new administration. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more reasonable now than they were when we began the year 2000.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the expenses that have been deducted from the Fund's return.
(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund Profile
--------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2000
================================================================================
1 Year ..............................................................     -8.66%
Since Inception (8/25/99) ...........................................     -2.11%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                          Guardian VC 500
                            Index Fund                   S&P 500
                            ----------                   -------
9/13/99                       10000                       10000
                               9496                        9497
                              10091                       10098
                              10292                       10303
  12/99                       10874                       10909
                              10338                       10364
                              10115                       10168
  03/00                       11106                       11162
                              10783                       10826
                              10570                       10604
  06/00                       10823                       10865
                              10678                       10719
                              11328                       11372
  09/00                       10810                       10852
                              10708                       10750
                               9885                        9924
  12/00                        9932                        9970

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian VC 500 Index Fund and in the S&P 500 Index.

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2000

                                                           Percent of
         Company                                       Total Net Assets
--------------------------------------------------------------------------------
      1. General Electric Co.                               4.09%
--------------------------------------------------------------------------------
      2. Exxon Mobil Corp.                                  2.56%
--------------------------------------------------------------------------------
      3. Pfizer, Inc.                                       2.45%
--------------------------------------------------------------------------------
      4. Cisco Systems, Inc.                                2.31%
--------------------------------------------------------------------------------
      5. Citigroup, Inc.                                    2.19%
--------------------------------------------------------------------------------
      6. Wal-Mart Stores, Inc.                              2.07%
--------------------------------------------------------------------------------
      7. Microsoft Corp.                                    1.96%
--------------------------------------------------------------------------------
      8. American Int'l. Group, Inc.                        1.95%
--------------------------------------------------------------------------------
      9. Merck & Co., Inc.                                  1.87%
--------------------------------------------------------------------------------
     10. Intel Corp.                                        1.76%
--------------------------------------------------------------------------------

                          Sector Weighting Comparisons

--------------------------------------------------------------------------------
                       Sector Weightings for The Guardian
                   VC 500 Index Fund as of December 31, 2000

   [The following table was depicted as a pie chart in the printed material.]

Health Care                              13.59%

Transportation                            0.69%

Commercial Services                       2.68%

Consumer Cyclicals                        6.93%

Energy                                    6.66%

Technology                               22.41%

Consumer Non-Cyclicals                    7.78%

Telecommunications                        5.10%

Consumer Services                         4.38%

Basic Materials                           4.34%

Industrials                               3.59%

Utilities                                 2.60%

Financial Services                       19.25%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Sector Weightings for the S&P 500 Index
                             as of December 31, 2000

   [The following table was depicted as a pie chart in the printed material.]

Health Care                              13.62%

Transportation                            0.67%

Commercial Services                       2.72%

Comsumer Cyclicals                        6.69%

Energy                                    6.69%

Technology                               22.62%

Consumer Non-Cyclicals                    7.57%

Telecommunications                        5.06%

Consumer Services                         4.40%

Basic Materials                           4.29%

Industrials                               3.44%

Utilities                                 2.73%

Financial Services                       19.50%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

[Photo of Jonathan C. Jankus, C.F.A., Portfolio Manager]

Objective: Long-term total investment return consistent with moderate investment risk

Portfolio: A mixture of equity securities, debt obligations and money market instruments; purchases shares of The Guardian Stock Fund, The Guardian Bond Fund, and The Guardian Cash Fund

Inception: September 15, 1999

Net Assets at December 31, 2000: $38,627,473

Q. How did the Fund perform in 2000?

A. For the year ending December 31, 2000, the Fund's total return was 3.00%.(1) We are delighted to report that this return exceeds the -0.99% return experienced by its passive composite benchmark (60% of the Standard & Poor's 500 Index(2) and 40% of the Lehman Aggregate Bond Index(3) rebalanced monthly). For the period from Fund inception on September 15, 1999 and ending December 31, 2000, the Fund's annualized return has been 8.56% compared to 4.14% for the benchmark.

Q. What factors affected Fund performance?

A. For the first time in ten years, equity returns were negative, as measured by the S&P 500 Index, which achieved a total return of -9.10% during 2000. However the real story was being played out in the NASDAQ over-the-counter market, where the NASDAQ Index(4) returned a staggering -39.18%.

      The Fund correctly maintained an extremely conservative posture during the year, reaching a low of 13% equity exposure in mid-summer. This was the most negative posture towards equities that the Fund had ever assumed.

Q. What are your expectations for the coming year?

A. Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 60% in stocks, 40% in bonds and no cash. This happens to be our neutral position, indicating that we consider the overall stock market to be fairly valued relative to fixed income alternatives.

================================================================================
      "Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 60% in stocks, 40% in bonds and no cash. This happens to be our neutral position, indicating that we consider the overall stock market to be fairly valued relative to fixed income alternatives."
================================================================================

      At the time of this writing, the Federal Reserve Board (Fed) has moved to lower interest rates in the hope of averting a recession and some form of tax cut package is sure to emanate from the new administration. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more reasonable now than they were when we began the year 2000.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and the returns do not reflect expenses that have been deducted from the Fund.
(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The NASDAQ Composite Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2000
================================================================================
1 Year ................................................................    3.00%
Since Inception (9/15/99) .............................................    8.56%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Asset Class
                            as of December 31, 2000

   [The following table was depcited as a pie chart in the printed material.]

Fixed Income                       40%

Common Stocks                      60%

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

  [The following table was depcited as a line chart in the printed material.]

                  The Guardian
                    VC Asset               S&P 500           Lehman Aggregate
                 Allocation Fund            Index               Bond Index
                 ----------------          -------           ----------------
9/17/99               10000                 10000                 10000
9/30/99                9880                  9609                 10050
  10/99               10100                 10217                 10087
  11/99               10280                 10425                 10086
  12/99               10802                 11039                 10038
   1/00               10792                 10485                 10004
   2/00               11450                 10287                 10125
   3/00               11440                 11293                 10259
   4/00               11136                 10953                 10229
   5/00               10792                 10729                 10224
   6/00               11288                 10994                 10437
   7/00               11283                 10822                 10532
   8/00               11653                 11494                 10685
   9/00               11441                 10887                 10752
  10/00               11325                 10841                 10823
  11/00               10902                 9988                  10999
  12/00               11127                 10037                 11204

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian VC Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

[Photo of Peter J. Liebst, Co-Portfolio Manager]

[Photo of Thomas G. Sorell, Co-Portfolio Manager]

Net Assets at December 31,  2000: $26,834,326

Q. How did the Fund perform during 2000?

A. The Guardian VC High Yield Bond Fund posted a -6.07%(1) return for the calendar year 2000. This compared to an average -7.03% return for the 360 variable annuity high current yield bond funds tracked by Lipper Analytical Services.(2) The Lehman Brothers Corporate High Yield Index(3) posted a -5.86% return for the year 2000.

Q. What factors affected the Fund's performance?

A. The year 2000 proved to be a very unsettling year for the high yield market. Factors affecting the market included a shifting outlook for the U.S. economy, growing signs of credit deterioration in several industries, and a reduction in the availability of alternative funding sources for many high yield issuers. As a result, the high yield market, as measured by the Lehman Brothers Corporate High Yield Index, posted a -5.86% total return for the year 2000, compared to an average annual return of 11.97% for the market over the last decade. This was the worst performance posted by the market since the creation of the Lehman Brothers Corporate High Yield Index in 1986.

      Throughout 2000, the high yield market was negatively impacted by the Federal Reserve Board's actions that attempted to manage the level of economic growth in the U.S. economy. We saw a swing in indicators from a strong economy with a Federal Reserve combating the threat of inflation at the beginning of 2000, to concerns over potential recessionary pressures at the end of the year. Over the first six months of the year, high yield bond prices were driven down by rising Treasury rates as the Federal Reserve implemented a series of three rate hikes. This was to be followed at the end of the year by a reversal of the Federal Reserve's outlook to an increasing belief that the economy was headed for a recession.

      As the economy began to slow significantly in the third quarter of the year, the capital market increasingly focused its attention on credit quality. U.S. speculative grade default rates rose throughout the year from a 5.83% level at the beginning of 2000 to end the year at 6.82%. Even more telling was the high yield markets distress ratio (the percentage of issues in the Merrill Lynch High Yield Index(4) which had a Yield-to-Worst(5) exceeding the yield on treasuries by 10% or more), which climbed to 32.8% in mid-December 2000, from 11.8% in January. Concerned over the growing number of troubled companies and a weaker economic growth by late summer, both the high yield and equity markets found themselves in a flight to quality atmosphere, with investors only interested in the most stable investments. This caused new issuance volume to slow dramatically in both markets with only the highest quality issuers able to access the markets. Compounding this funding crisis, senior bank lending sources were seen tightening credit standards, further reducing the financial flexibility of many high yield issuers.

================================================================================
      "...developing companies in highly capital-intensive industries such as telecommunications, wireless communications and cable and wireless video were under severe scrutiny. Companies that were projected to require additional funding within a 12- to 18-month period were especially penalized."
================================================================================

      While the overall high yield market was influenced by these factors, certain industries were particularly impacted. With the market focused on corporate liquidity and business risk, developing companies in highly capital-intensive industries such as telecommunications, wireless communications and cable and wireless video were under severe scrutiny. Companies that were projected to require additional funding within a 12- to 18-month period were especially penalized. Additionally, several basic industries such as transportation,

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The Merrill Lynch High Yield Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(5) Yield-to-Worst - The bond yield computed by always using the lower of either the yield to maturity or the yield to call on every possible call date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

retail, and steel posted sizable negative returns for the year. By year end, the risk premium demanded by high yield investors had reached a record level. The average yield on the Lehman Brothers Corporate High Yield Index was 14.45% at year-end 2000, up sharply from 11.61% at the beginning of the year.

      The Guardian VC High Yield Bond Fund maintained an overweight position in telecommunications, wireless communications and cable and wireless video throughout the year. While the values of these holdings were impacted as the market penalized the industries, the quality of the Fund's asset selection helped to minimize the impact of these overweights. Additionally, the Fund had minimal exposure to several of the underperforming basic industries and benefited from an overweight position in outperforming industries, such as energy and healthcare.

Q. What was your investment strategy during the year and what is your outlook for 2001?

A. The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities with up to 25% invested in convertible securities. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer credit worthiness and risk/return profile, and relative value of individual issue. Throughout 2000, stronger credit quality and larger, more liquid issues were overweighted with an underweighting in issuers operating in cyclical industries. During 2000, less than 10% of the Fund was invested in convertible securities.

      At year-end the Fund remains cautious with regard to credit quality and liquidity and therefore continues to emphasize investments in higher-rated companies and issues of larger size. The strategy of underweighting cyclical industries will continue into 2001, while we regularly review and estimate each industry's total return potential.

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund Profile
--------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2000
================================================================================
1 Year ..............................................................     -6.07%
Since Inception (9/13/99) ...........................................     -2.68%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Credit Quality as of December 31, 2000

   [The following table was depcited as a pie chart in the printed material.]

AAA/US Govt. & Govt. agency         8.47%

BBB                                 0.44%

BB                                  9.32%

CCC                                14.46%

CC                                  0.28%

B                                  67.03%

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

  [The following table was depcited as a line chart in the printed material.]

                            The Guardian                 Lehman Brothers
                               VC High                   Corporate High
                           Yield Bond Fund                 Yield Index
                           ----------------              ---------------
9/13/99                         10000                         10000
9/30/99                          9969                          9945
  10/99                          9949                          9879
  11/99                         10170                          9995
  12/99                         10277                         10108
   1/00                         10185                         10064
   2/00                         10257                         10084
   3/00                          9991                          9870
   4/00                         10144                          9889
   5/00                         10021                          9786
   6/00                         10206                          9985
   8/00                         10214                         10062
   8/00                         10352                         10130
   9/00                         10246                         10042
  10/00                          9938                          9720
  11/00                          9290                          9335
  12/00                          9653                          9516

To give you a comparison, the chart shows the performance of a $10,000 investment made in The Guardian VC High Yield Bond Fund and the Lehman Brothers Corporate High Yield Bond Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------
Common Stocks -- 97.7%
--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------

Automotive Parts -- 0.1%
  161,200    Goodyear Tire & Rubber Co. *                        $    3,705,988
--------------------------------------------------------------------------------
Biotechnology -- 4.7%
   49,300    Alexion Pharmaceuticals, Inc. *                          3,201,419
  285,000    Alza Corp. *                                            12,112,500
  333,600    Amgen, Inc. *                                           21,329,550
   83,600    Corixa Corp. *                                           2,330,350
   10,100    Corvas Int'l., Inc. *                                      145,188
  285,800    Enzon, Inc. *                                           17,737,462
  418,200    Human Genome Sciences, Inc. *                           28,986,487
  416,800    Millennium Pharmaceuticals, Inc. *                      25,789,500
   38,500    Myriad Genetics, Inc. *                                  3,185,875
   88,000    OSI Pharmaceuticals, Inc.                                7,051,000
   88,600    Protein Design Labs, Inc. *                              7,697,125
  131,000    Sepracor, Inc. *                                        10,496,375
  138,200    Vertex Pharmaceuticals, Inc. *                           9,881,300
                                                                 --------------
                                                                    149,944,131
--------------------------------------------------------------------------------
Broadcasting and Publishing -- 0.6%
  433,300    AT & T Corp. -Liberty Media *                            5,876,631
  292,200    Comcast Corp. *                                         12,199,350
                                                                 --------------
                                                                     18,075,981
--------------------------------------------------------------------------------
Building Materials and Homebuilders -- 1.7%
  223,700    Centex Corp.                                             8,402,731
  357,293    D.R. Horton, Inc.                                        8,731,348
  312,400    Kaufman & Broad Home Corp.                              10,523,975
  328,700    Lennar Corp.                                            11,915,375
  182,600    Pulte Corp.                                              7,703,437
  197,600    Toll Brothers, Inc. *                                    8,076,900
                                                                 --------------
                                                                     55,353,766
--------------------------------------------------------------------------------
Chemicals-Major -- 0.1%
  151,000    Albemarle Corp.                                          3,737,250
--------------------------------------------------------------------------------
Computer Software -- 6.7%
  231,000    Adobe Systems, Inc.                                     13,441,313
   80,200    Ariba, Inc. *                                            4,300,725
  354,700    BEA Systems, Inc. *                                     23,875,744
   95,600    Check Point Software
               Technologies Ltd. *                                   12,768,575
  143,600    i2 Technologies, Inc. *                                  7,808,250
  104,000    Manugistics Group, Inc. *                                5,928,000
  200,400    Mercury Interactive Corp. *                             18,086,100
  167,200    Micromuse, Inc. *                                       10,092,088
  696,500    Microsoft Corp. *                                       30,210,687
2,003,800    Oracle Corp. *                                          58,235,437
  156,100    Peregrine Systems, Inc. *                                3,082,975
   67,600    Pivotal Corp. *                                          2,505,425
  180,000    Selectica, Inc. *                                        4,353,750
  189,600    Siebel Systems, Inc. *                                  12,821,700
  102,200    SunGard Data Systems, Inc. *                             4,816,175
                                                                 --------------
                                                                    212,326,944
--------------------------------------------------------------------------------
Computer Systems -- 5.1%
1,167,600    EMC Corp. *                                             77,645,400
  145,200    Emulex Corp. *                                          11,606,925
   66,000    Extreme Networks, Inc. *                                 2,582,250
   39,000    JNI Corp. *                                                884,813
   67,000    McDATA Corp. *                                           3,668,250
  132,700    Network Appliance, Inc. *                                8,517,681
  230,800    NVIDIA Corp. *                                           7,562,306
   76,700    QLogic Corp. *                                           5,905,900
1,344,400    Sun Microsystems, Inc. *                                37,475,150
  380,800    Unisys Corp. *                                           5,569,200
                                                                 --------------
                                                                    161,417,875
--------------------------------------------------------------------------------
Drugs and Hospitals -- 5.7%
  165,200    Allergan, Inc.                                          15,993,425
  331,600    Andrx Group *                                           19,191,350
   82,200    Barr Laboratories, Inc. *                                5,995,462
  130,000    Biovail Corp. *                                          5,049,200
   49,375    Cybear Group *                                              18,516
  120,100    Elan Corp. PLC *                                         5,622,181
1,018,900    Health Management Associates, Inc. *                    21,142,175
  114,400    ICN Pharmaceuticals, Inc. *                              3,510,650
  115,200    IVAX Corp. *                                             4,412,160
  274,700    Oxford Health Plans, Inc. *                             10,850,650
  440,100    Schering-Plough Corp. *                                 24,975,675
  632,800    Tenet Healthcare Corp.                                  28,120,050
  200,200    Teva Pharmaceutical Inds. Ltd. ADR                      14,664,650
  134,100    Universal Health Services, Inc. *                       14,985,675
   45,100    Wellpoint Health Networks, Inc. *                        5,197,775
                                                                 --------------
                                                                    179,729,594
--------------------------------------------------------------------------------
Electrical Equipment -- 6.2%
  205,748    Flextronics Int'l. Ltd. *                                5,863,818
3,204,000    General Electric Co.                                   153,591,750
  267,400    Honeywell Int'l., Inc.                                  12,651,362
  389,200    Jabil Circuit, Inc. *                                    9,875,950
  605,400    SCI Systems, Inc. *                                     15,967,425
                                                                 --------------
                                                                    197,950,305
--------------------------------------------------------------------------------
Electronics and Instruments -- 0.4%
  113,600    Arrow Electronics, Inc. *                                3,251,800
  118,800    Artesyn Technologies, Inc. *                             1,885,950
   73,800    Power-One, Inc. *                                        2,901,263
  146,800    Tektronix, Inc. *                                        4,945,325
                                                                 --------------
                                                                     12,984,338
--------------------------------------------------------------------------------
Electronics-Semiconductors -- 2.2%
  455,000    Analog Devices, Inc. *                                  23,290,312
  250,200    AVX Corp.                                                4,097,025
   78,600    Elantec Semiconductor, Inc. *                            2,181,150
   50,800    Handspring, Inc. *                                       1,978,025
  340,400    Integrated Device Technology, Inc. *                    11,275,750
  609,000    Intel Corp.                                             18,308,063
  206,500    Palm, Inc. *                                             5,846,531
  111,300    Rambus, Inc. *                                           4,020,713
                                                                 --------------
                                                                     70,997,569
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

Energy-Miscellaneous -- 0.8%
  178,900    Coastal Corp.                                       $   15,799,106
  143,900    Dynegy, Inc.                                             8,067,394
                                                                 --------------
                                                                     23,866,500
--------------------------------------------------------------------------------
Financial-Banks -- 9.4%
  546,200    Bank of New York, Inc.                                  30,143,412
2,578,266    Citigroup, Inc.                                        131,652,708
  132,800    Commerce Bancorp, Inc.                                   9,080,200
  248,000    M & T Bank Corp.                                        16,864,000
  635,100    Mellon Financial Corp.                                  31,238,981
  257,100    PNC Financial Services Group                            18,784,369
  130,050    Premier National Bancorp, Inc.                           2,706,666
  121,200    Silicon Valley Bancshares *                              4,188,975
  101,400    State Street Corp.                                      12,594,894
  783,000    TCF Financial Corp.                                     34,892,437
   95,600    Zions Bancorp                                            5,969,025
                                                                 --------------
                                                                    298,115,667
--------------------------------------------------------------------------------
Financial-Other -- 10.2%
  133,900    A.G. Edwards, Inc.                                       6,351,881
  790,581    Charles Schwab Corp.                                    22,432,736
  555,100    Countrywide Credit Industries, Inc.                     27,893,775
  518,500    Federal Home Loan Mortgage Corp.                        35,711,687
  506,000    Federal National Mortgage Assn.                         43,895,500
  217,800    Federated Investors, Inc.                                6,343,425
  168,700    Franklin Resources, Inc.                                 6,427,470
  135,400    Goldman Sachs Group, Inc.                               14,479,338
  386,532    Legg Mason, Inc.                                        21,065,994
  851,000    Lehman Brothers Hldgs., Inc.                            57,548,875
  562,100    MBNA Corp.                                              20,762,569
  559,200    Merrill Lynch & Co., Inc.                               38,130,450
  283,900    Morgan Stanley Dean Witter & Co.                        22,499,075
                                                                 --------------
                                                                    323,542,775
--------------------------------------------------------------------------------
Financial-Thrift -- 3.5%
  264,300    Dime Bancorp, Inc.                                       7,813,369
  597,900    Golden State Bancorp, Inc.                              18,796,481
  613,500    Golden West Financial Corp.                             41,411,250
  802,100    Washington Mutual, Inc.                                 42,561,431
                                                                 --------------
                                                                    110,582,531
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 2.4%
  615,900    Coca-Cola Co.                                           37,531,406
  389,200    PepsiCo., Inc.                                          19,289,725
  455,100    The Pepsi Bottling Group, Inc.                          18,175,556
                                                                 --------------
                                                                     74,996,687
--------------------------------------------------------------------------------
Footwear -- 0.2%
   94,400    The Timberland Co. *                                     6,313,000
--------------------------------------------------------------------------------
Hospital Supplies -- 0.2%
   78,100    Waters Corp. *                                           6,521,350
--------------------------------------------------------------------------------
Insurance -- 1.4%
  173,700    Ambac Financial Group, Inc.                             10,128,882
   74,100    Chubb Corp.                                              6,409,650
   40,700    Cigna Corp. *                                            5,384,610
   82,900    Lincoln Nat'l. Corp., Inc.                               3,922,206
  115,600    MGIC Investment Corp.                                    7,795,775
  186,900    Old Republic Int'l. Corp.                                5,980,800
   75,500    The PMI Group, Inc.                                      5,110,406
                                                                 --------------
                                                                     44,732,329
--------------------------------------------------------------------------------
Lodging -- 0.2%
  188,500    Starwood Hotels & Resorts
               Worldwide, Inc.                                        6,644,625
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 0.2%
  240,500    May Department Stores Co. *                              7,876,375
--------------------------------------------------------------------------------
Merchandising-Drugs -- 0.9%
  147,700    Cardinal Health, Inc.                                   14,714,613
  294,800    Walgreen Co.                                            12,326,325
                                                                 --------------
                                                                     27,040,938
--------------------------------------------------------------------------------
Merchandising-Food -- 0.4%
  229,300    Kroger Co. *                                             6,205,431
  127,400    Safeway, Inc. *                                          7,962,500
                                                                 --------------
                                                                     14,167,931
--------------------------------------------------------------------------------
Merchandising-Special -- 0.8%
  472,800    Pier 1 Imports, Inc.                                     4,875,750
  141,400    Starbucks Corp. *                                        6,256,950
  212,800    United Stationers, Inc. *                                5,107,200
  554,400    Venator Group, Inc. *                                    8,593,200
                                                                 --------------
                                                                     24,833,100
--------------------------------------------------------------------------------
Miscellaneous-Capital Goods -- 1.0%
   73,500    Applera Corp.-Applied
               Biosystems Group                                       6,913,594
   87,700    Mettler-Toledo Int'l., Inc. *                            4,768,687
  173,600    PerkinElmer, Inc.                                       18,228,000
   93,100    Varian, Inc. *                                           3,153,763
                                                                 --------------
                                                                     33,064,044
--------------------------------------------------------------------------------
Natural Gas-Diversified -- 0.7%
  247,600    Enron Corp.                                             20,581,750
--------------------------------------------------------------------------------
Oil and Gas Producing -- 2.8%
  407,500    Apache Corp.                                            28,550,468
  433,700    Burlington Resources, Inc.                              21,901,850
  334,400    EOG Resources, Inc.                                     18,287,500
  147,300    Noble Affiliates, Inc. *                                 6,775,800
  375,500    Talisman Energy, Inc. *                                 13,916,969
                                                                 --------------
                                                                     89,432,587
--------------------------------------------------------------------------------
Oil and Gas Services -- 1.2%
  126,900    B.J. Svcs. Co. *                                         8,740,238
  576,000    Santa Fe Int'l. Corp.                                   18,468,000
  206,700    Weatherford Int'l., Inc. *                               9,766,575
                                                                 --------------
                                                                     36,974,813
--------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 0.9%
  216,600    Amerada Hess Corp.                                      15,825,338
  178,000    Kerr-McGee Corp.                                        11,914,875
                                                                 --------------
                                                                     27,740,213
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

Schedule of Investments
December 31, 2000 (Continued)

Shares                                                                    Value
--------------------------------------------------------------------------------

Oil-Integrated-International -- 2.2%
  364,800    Exxon Mobil Corp.                                   $   31,714,800
  646,500    Royal Dutch Petroleum Co.                               39,153,656
                                                                 --------------
                                                                     70,868,456
--------------------------------------------------------------------------------
Restaurants -- 0.3%
  103,000    Brinker Int'l., Inc. *                                   4,351,750
  166,400    Darden Restaurants, Inc. *                               3,806,400
                                                                 --------------
                                                                      8,158,150
--------------------------------------------------------------------------------
Semiconductors -- 0.6%
  294,300    Alliance Semiconductor Corp. *                           3,329,269
  314,100    Micron Technology, Inc. *                               11,150,550
  249,300    Vishay Intertechnology, Inc. *                           3,770,662
                                                                 --------------
                                                                     18,250,481
--------------------------------------------------------------------------------
Semiconductors-Communications -- 3.9%
  199,000    Applied Micro Circuits Corp. *                          14,934,328
  111,200    Cirrus Logic, Inc. *                                     2,085,000
  121,400    Exar Corp. *                                             3,761,503
  589,300    Galileo Technology Ltd. *                                7,955,550
  161,000    Linear Technology Corp.                                  7,446,250
  322,400    Maxim Integrated Products, Inc. *                       15,414,750
  439,000    Micrel, Inc. *                                          14,788,813
  197,700    PMC-Sierra, Inc. *                                      15,544,162
  469,800    Semtech Corp. *                                         10,364,963
  308,000    Texas Instruments, Inc.                                 14,591,500
  448,100    TranSwitch Corp. *                                      17,531,912
                                                                 --------------
                                                                    124,418,731
--------------------------------------------------------------------------------
Semiconductors-Equipment -- 0.6%
  107,200    Applied Materials, Inc. *                                4,093,700
  194,300    Cadence Design Systems, Inc. *                           5,343,250
  154,300    Novellus Systems, Inc. *                                 5,545,156
  130,100    Teradyne, Inc. *                                         4,846,225
                                                                 --------------
                                                                     19,828,331
--------------------------------------------------------------------------------
Telecommunications -- 0.4%
  163,600    Research In Motion Ltd. *                               13,088,000
--------------------------------------------------------------------------------
Telecommunications-Equipment -- 11.5%
  186,800    Brocade Comm. Systems, Inc. *                           17,150,575
  231,200    Ciena Corp. *                                           18,785,000
2,334,000    Cisco Systems, Inc. *                                   89,275,500
1,239,900    Corning, Inc.                                           65,482,219
   63,900    Juniper Networks, Inc. *                                 8,055,394
  510,200    LM Ericsson AB *                                         5,707,863
  312,600    Motorola, Inc.                                           6,330,150
  138,400    Newport Corp.                                           10,879,538
1,839,400    Nortel Networks Corp.                                   58,975,762
  316,200    Proxim, Inc. *                                          13,596,600
  238,200    QUALCOMM, Inc. *                                        19,577,062
  600,600    Scientific Atlanta, Inc.                                19,557,037
  181,700    SDL, Inc. *                                             26,925,669
  137,400    Sycamore Networks, Inc. *                                5,118,150
                                                                 --------------
                                                                    365,416,519
--------------------------------------------------------------------------------
Telecommunications-Specialty -- 0.5%
  466,400    Exodus Comm., Inc. *                                     9,328,000
  157,700    Metromedia Fiber Network, Inc. *                         1,596,713
  188,100    XO Comm., Inc. *                                         3,350,531
                                                                 --------------
                                                                     14,275,244
--------------------------------------------------------------------------------
Textile-Apparel and Production -- 0.2%
  203,300    The Neiman Marcus Group, Inc. *                          6,734,313
--------------------------------------------------------------------------------
Utilities-Electric and Water -- 6.1%
  310,900    AES Corp. *                                             17,216,087
  108,900    American Electric Power, Inc. *                          5,063,850
  418,400    Calpine Corp. *                                         18,854,150
  269,800    CMS Energy Corp.                                         8,549,288
  182,200    Consolidated Edison, Inc. *                              7,014,700
  144,900    Dominion Resources, Inc.                                 9,708,300
  298,800    Duke Energy Co.                                         25,472,700
  246,000    Exelon Corp.                                            17,271,660
  131,700    FPL Group, Inc.                                          9,449,475
  413,700    NRG Energy, Inc. *                                      11,506,031
  172,400    Pinnacle West Capital Corp. *                            8,210,550
  211,800    PPL Corp.                                                9,570,713
  287,300    Reliant Energy, Inc.                                    12,443,681
  190,600    Southern Co.                                             6,337,450
  259,700    Southern Energy, Inc. *                                  7,352,756
  185,600    TECO Energy, Inc.                                        6,008,800
  612,000    TNPC, Inc. *                                             6,005,250
  134,600    TXU Corp. *                                              5,964,463
                                                                 --------------
                                                                    191,999,904
--------------------------------------------------------------------------------
Utilities-Gas and Pipeline -- 0.7%
  203,500    El Paso Energy Corp.                                    14,575,687
  207,900    KeySpan Corp.                                            8,809,763
                                                                 --------------
                                                                     23,385,450
--------------------------------------------------------------------------------
             Total Common Stocks
               (Cost $2,763,695,013)                              3,099,674,535
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 2.4%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$77,021,000  State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/29/2000, maturity
             value $77,076,027 at 6.43%, due
             1/2/2001 (1)
               (Cost $77,021,000)                                    77,021,000
--------------------------------------------------------------------------------
Total Investments -- 100.1%                                       3,176,695,535
  (Cost $2,840,716,013)
Liabilities in Excess of Cash, Receivables
  and Other Assets -- (0.1)%                                         (4,070,091)
--------------------------------------------------------------------------------
Net Assets -- 100%                                               $3,172,625,444
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2000

ASSETS
  Investments, at market (cost $2,840,716,013)                  $ 3,176,695,535
  Cash                                                                      923
  Dividends receivable                                                1,129,728
  Receivable for fund shares sold                                       457,661
  Interest receivable                                                    41,271
  Other assets                                                           15,090
                                                                ---------------
    Total Assets                                                  3,178,340,208
                                                                ---------------

LIABILITIES
  Payable for fund shares redeemed                                    4,096,473
  Accrued expenses                                                      258,156
  Due to affiliates                                                   1,360,135
                                                                ---------------
    Total Liabilities                                                 5,714,764
                                                                ---------------
    Net Assets                                                  $ 3,172,625,444
                                                                ===============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                         $        85,254
  Additional paid-in capital                                      2,818,190,745
  Undistributed net investment income                                   679,836
  Accumulated net realized gain on investments                       17,690,087
  Net unrealized appreciation of investments                        335,979,522
                                                                ---------------
    Net Assets                                                  $ 3,172,625,444
                                                                ===============

Shares Outstanding -- $0.001 par value                               85,254,156
                                                                ===============

Net Asset Value Per Share                                       $         37.21
                                                                ===============

Statement of Operations
Year Ended
December 31, 2000

INVESTMENT INCOME
  Dividends                                                     $    14,436,571
  Interest                                                            9,711,766
  Less: Foreign tax withheld                                           (100,754)
                                                                ---------------
    Total Income                                                     24,047,583
                                                                ---------------

  Expenses:
    Investment advisory fees -- Note B                               20,046,833
    Custodian fees                                                      402,113
    Printing expense                                                    300,000
    Legal fees                                                           40,000
    Loan commitment fees -- Note H                                       30,811
    Registration fees                                                    27,850
    Audit fees                                                           19,500
    Directors' fees -- Note B                                            12,500
    Insurance expense                                                    10,221
    Other                                                                   700
                                                                ---------------
      Total Expenses                                                 20,890,528
                                                                ---------------

  Net Investment Income                                               3,157,055
                                                                ---------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE F
    Net realized gain on investments                                460,933,642
    Net change in unrealized appreciation
      of investments                                             (1,186,815,870)
                                                                ---------------
  Net Realized and Unrealized Loss
    on Investments                                                 (725,882,228)
                                                                ---------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                         $  (722,725,173)
                                                                ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------

Statement of Changes in Net Assets

                                                                              Year Ended December 31,
                                                                              2000               1999
                                                                         ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                $     3,157,055    $    16,343,111
    Net realized gain on investments                                         460,933,642        635,478,868
    Net change in unrealized appreciation of investments                  (1,186,815,870)       367,759,722
                                                                         ---------------    ---------------
      Net Increase/(Decrease) in Net Assets from Operations                 (722,725,173)     1,019,581,701
                                                                         ---------------    ---------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                     (2,718,544)       (16,388,132)
    Net realized gain on investments                                        (601,480,456)      (563,140,777)
                                                                         ---------------    ---------------
      Total Dividends and Distributions to Shareholders                     (604,199,000)      (579,528,909)
                                                                         ---------------    ---------------

  From Capital Share Transactions:
    Net increase in net assets from capital share transactions--Note G       324,462,555         69,838,389
                                                                         ---------------    ---------------
  Net Increase/(Decrease) in Net Assets                                   (1,002,461,618)       509,891,181

NET ASSETS:
Beginning of year                                                          4,175,087,062      3,665,195,881
                                                                         ---------------    ---------------
End of year *                                                            $ 3,172,625,444    $ 4,175,087,062
                                                                         ===============    ===============

* Includes undistributed net investment income of:                       $       679,836    $       241,325

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                            Year Ended December 31,
                                                    ----------------------------------------------------------------------
                                                       2000           1999           1998           1997           1996
                                                    ----------------------------------------------------------------------
Net asset value,
  beginning of year                                 $    55.20     $    49.08     $    46.05     $    38.59     $    34.72
                                                    ----------     ----------     ----------     ----------     ----------
Income from investment
  operations:
  Net investment income                                   0.04           0.24           0.47           0.52           0.53
  Net realized and unrealized gain/
    (loss) on investments                                (9.77)         14.49           8.56          12.97           8.62
                                                    ----------     ----------     ----------     ----------     ----------

  Net increase/(decrease) from investment
    operations                                           (9.73)         14.73           9.03          13.49           9.15
                                                    ----------     ----------     ----------     ----------     ----------

Dividends and Distributions to Shareholders from:
  Net investment income                                  (0.04)         (0.24)         (0.47)         (0.52)         (0.54)
  Net realized gain on investments                       (8.22)         (8.37)         (5.53)         (5.51)         (4.74)
                                                    ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions                      (8.26)         (8.61)         (6.00)         (6.03)         (5.28)
                                                    ----------     ----------     ----------     ----------     ----------

Net asset value, end of year                        $    37.21     $    55.20     $    49.08     $    46.05     $    38.59
                                                    ----------     ----------     ----------     ----------     ----------

Total return*                                           (18.39)%        31.17%         19.86%         35.58%         26.90%
                                                    ----------     ----------     ----------     ----------     ----------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted)                                 $3,172,625     $4,175,087     $3,665,196     $3,222,187     $2,226,728
  Ratio of expenses to
    average net assets                                    0.52%          0.52%          0.52%          0.52%          0.53%
  Ratio of net investment
    income to average net assets                          0.08%          0.45%          0.95%          1.17%          1.50%
  Portfolio turnover
    rate                                                   106%            74%            56%            51%            66%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------
Common Stocks -- 99.3%
--------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Aerospace and Defense -- 1.3%
     21,844     Boeing Co.                                         $  1,441,704
      5,054     General Dynamics Corp.                                  394,212
      9,956     Lockheed Martin Corp.                                   338,006
      1,747     Northrop Grumman Corp.                                  145,001
      8,510     Raytheon Co.                                            264,342
      4,772     Rockwell Int'l. Corp.                                   227,266
      3,058     TRW, Inc.                                               118,498
     11,944     United Technologies Corp.                               939,097
                                                                   ------------
                                                                      3,868,126
-------------------------------------------------------------------------------
Air Transportation -- 0.3%
      3,724     AMR Corp., DE *                                         145,934
      3,246     Delta Airlines, Inc.                                    162,909
     12,684     Southwest Airlines Co.                                  425,294
      1,797     US Airways Group, Inc. *                                 72,891
                                                                   ------------
                                                                        807,028
-------------------------------------------------------------------------------
Appliance and Furniture -- 0.1%
      4,936     Leggett & Platt, Inc.                                    93,476
      2,123     Maytag Corp.                                             68,599
      1,872     Whirlpool Corp.                                          89,271
                                                                   ------------
                                                                        251,346
-------------------------------------------------------------------------------
Automotive -- 0.7%
     53,097     Ford Motor Co.                                        1,244,461
     16,098     General Motors Corp.                                    819,992
                                                                   ------------
                                                                      2,064,453
-------------------------------------------------------------------------------
Automotive Parts -- 0.3%
      1,907     Cooper Tire & Rubber Co.                                 20,262
      4,137     Dana Corp.                                               63,348
      3,579     Danaher Corp.                                           244,714
     14,207     Delphi Automotive Systems Corp.                         159,829
      4,471     Genuine Parts Co.                                       117,084
      3,931     Goodyear Tire & Rubber Co.                               90,374
      1,471     Snap On, Inc.                                            41,004
      1,557     Timken Co.                                               23,549
                                                                   ------------
                                                                        760,164
-------------------------------------------------------------------------------
Biotechnology -- 0.8%
      5,136     Alza Corp. *                                            218,280
     25,686     Amgen, Inc. *                                         1,642,298
      3,778     Biogen, Inc. *                                          226,916
      2,976     Chiron Corp. *                                          132,432
      5,006     MedImmune, Inc. *                                       238,724
                                                                   ------------
                                                                      2,458,650
-------------------------------------------------------------------------------
Broadcasting and Publishing -- 0.5%
     11,419     Clear Channel Comm., Inc. *                             553,108
     23,299     Comcast Corp. *                                         972,733
                                                                   ------------
                                                                      1,525,841
-------------------------------------------------------------------------------
Building Materials and Homebuilders -- 0.2%
      1,493     Centex Corp.                                             56,081
      1,657     Crane Co.                                                47,121
      1,199     Kaufman & Broad Home Corp.                               40,391
     11,240     Masco Corp.                                             288,727
      1,088     Pulte Corp.                                              45,900
      4,171     Sherwin-Williams Co.                                    109,749
      2,516     Vulcan Materials Co.                                    120,454
                                                                    -----------
                                                                       708,423
-------------------------------------------------------------------------------
Business Services -- 0.0%
      1,912     Fluor Corp. *                                            63,215
-------------------------------------------------------------------------------
Capital Goods-Heavy Duty Trucks -- 0.1%
      1,589     Navistar Int'l. Corp., Inc. *                            41,612
      1,969     PACCAR, Inc.                                             96,973
      1,615     Ryder Systems, Inc.                                      26,850
                                                                   ------------
                                                                       165,435
-------------------------------------------------------------------------------
Capital Goods-Miscellaneous Technology -- 0.4%
     10,033     Minnesota Mng. & Mfg. Co.                             1,208,976
-------------------------------------------------------------------------------
Chemicals-Major -- 0.8%
     16,542     Dow Chemical Co.                                        605,850
     26,265     E.I. Du Pont de Nemours and Co.                       1,268,928
      2,673     Hercules, Inc.                                           50,954
      5,504     Rohm & Haas Co.                                         199,864
      3,366     Union Carbide Corp.                                     181,133
                                                                   ------------
                                                                      2,306,729
-------------------------------------------------------------------------------
Chemicals-Miscellaneous -- 0.5%
      5,766     Air Products & Chemicals, Inc.                          236,406
      2,833     Avery Dennison Corp.                                    155,461
      2,770     B.F. Goodrich Co.                                       100,759
      1,967     Eastman Chemical Co.                                     95,891
      3,258     Ecolab, Inc.                                            140,705
      3,164     Engelhard Corp.                                          64,466
        769     FMC Corp. *                                              55,128
      1,446     Great Lakes Chemical Corp.                               53,773
      4,370     PPG Industries, Inc.                                    202,385
      3,997     Praxair, Inc.                                           177,367
      2,100     Sealed Air Corp. *                                       64,050
      2,537     Sigma-Aldrich                                            99,736
                                                                   ------------
                                                                      1,446,127
-------------------------------------------------------------------------------
Coal -- 0.0%
      1,912     Massey Energy Co.                                        24,378
-------------------------------------------------------------------------------
Computer Software -- 5.5%
      5,962     Adobe Systems, Inc.                                     346,914
      1,549     Autodesk, Inc.                                           41,726
     15,848     Automatic Data Processing, Inc.                       1,003,376
      6,140     BMC Software, Inc. *                                     85,960
      7,117     Broadvision, Inc. *                                      84,070
      3,637     Ceridian Corp. *                                         72,513
      4,507     Citrix Systems, Inc. *                                  101,408
     13,628     Computer Associates Int'l., Inc.                        265,746
      4,208     Computer Sciences Corp. *                               253,006
      9,064     Compuware Corp. *                                        56,650
     11,838     Electronic Data Systems Corp.                           683,644
     10,538     First Data Corp.                                        555,221

                       See notes to financial statements.

* Non-income producing security.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------

      4,541     Intuit, Inc. *                                     $    179,086
      1,700     Mercury Interactive Corp. *                             153,425
    132,878     Microsoft Corp. *                                     5,763,583
      8,212     Novell, Inc. *                                           42,856
    141,896     Oracle Corp. *                                        4,123,852
      6,914     Parametric Technology Corp. *                            92,907
      6,751     PeopleSoft, Inc. *                                      251,053
      5,207     Sabre Hldgs. Corp. *                                    224,552
     10,000     Siebel Systems, Inc. *                                  676,250
     12,423     VERITAS Software Corp. *                              1,087,012
                                                                   ------------
                                                                     16,144,810
-------------------------------------------------------------------------------
Computer Systems -- 5.3%
      8,130     Apple Computer, Inc. *                                  120,934
      4,583     Cabletron Systems, Inc. *                                69,031
     42,596     Compaq Computer Corp.                                   641,070
      3,840     Comverse Technology, Inc. *                             417,120
     64,502     Dell Computer Corp. *                                 1,124,754
     54,420     EMC Corp. *                                           3,618,930
      7,959     Gateway, Inc. *                                         143,182
     50,542     Hewlett Packard Co.                                   1,595,232
     45,327     Int'l. Business Machines                              3,852,795
      3,212     Lexmark Int'l. Group, Inc. *                            142,332
      2,428     NCR Corp. *                                             119,275
      7,659     Network Appliance, Inc. *                               491,612
      9,321     Paychex, Inc.                                           453,234
      6,670     Pitney Bowes, Inc.                                      220,944
      2,365     QLogic Corp. *                                          182,105
     79,384     Sun Microsystems, Inc. *                              2,212,829
      7,810     Unisys Corp. *                                          114,221
     16,703     Xerox Corp.                                              77,251
                                                                   ------------
                                                                     15,596,851
-------------------------------------------------------------------------------
Conglomerates -- 1.2%
      2,667     Loews Corp.                                             276,201
      3,740     Textron, Inc.                                           173,910
     44,140     Tyco Int'l. Ltd.                                      2,449,770
      8,720     Vivendi Universal SA *                                  569,525
                                                                   ------------
                                                                      3,469,406
-------------------------------------------------------------------------------
Container-Metal and Plastic -- 0.0%
        761     Ball Corp.                                               35,054
-------------------------------------------------------------------------------
Containers-Paper -- 0.1%
      1,315     Bemis Co., Inc.                                          44,135
      4,309     Pactiv Corp. *                                           53,324
      1,404     Temple-Inland, Inc.                                      75,289
                                                                   ------------
                                                                        172,748
-------------------------------------------------------------------------------
Cosmetics and Toiletries -- 0.5%
      1,401     Alberto-Culver Co.                                       59,980
      6,093     Avon Products, Inc.                                     291,702
      1,451     Bausch & Lomb, Inc.                                      58,675
     26,972     Gillette Co.                                            974,364
      2,643     Int'l. Flavours & Fragrances, Inc.                       53,686
                                                                   ------------
                                                                      1,438,407
-------------------------------------------------------------------------------
Drugs and Hospitals -- 9.4%
      3,306     Allergan, Inc.                                          320,062
     32,833     American Home Products Corp.                          2,086,537
     49,881     Bristol-Myers Squibb Corp.                            3,688,077
     27,421     Eli Lilly & Co.                                       2,551,867
      1,596     Forest Laboratories, Inc. *                             212,069
     14,164     HCA-The Healthcare Corp.                                623,358
      9,713     HEALTHSOUTH Corp. *                                     158,443
      4,212     Humana, Inc. *                                           64,233
      3,610     King Pharmaceuticals, Inc. *                            186,592
      2,591     Manor Care, Inc. *                                       53,439
     58,775     Merck & Co., Inc.                                     5,502,809
    156,719     Pfizer, Inc.                                          7,209,074
     31,472     Pharmacia Corp.                                       1,919,792
     36,940     Schering-Plough Corp.                                 2,096,345
      7,844     Tenet Healthcare Corp.                                  348,568
      8,536     UnitedHealth Group                                      523,897
      2,413     Watson Pharmaceuticals, Inc. *                          123,515
      1,600     Wellpoint Health Networks, Inc. *                       184,400
                                                                   ------------
                                                                     27,853,077
-------------------------------------------------------------------------------
Electrical Equipment -- 5.2%
      2,368     Cooper Industries, Inc.                                 108,780
      1,851     Eaton Corp.                                             139,172
     10,839     Emerson Electric Co.                                    854,249
    251,506     General Electric Co.                                 12,056,569
     19,905     Honeywell Int'l., Inc.                                  941,755
      4,930     Molex, Inc.                                             175,015
      1,023     Nat'l. Svc. Industries, Inc.                             26,278
      3,850     Sanmina Corp. *                                         295,006
     14,903     Solectron Corp. *                                       505,212
      1,454     Thomas & Betts Corp.                                     23,537
      2,348     W.W. Grainger, Inc.                                      85,702
                                                                   ------------
                                                                     15,211,275
-------------------------------------------------------------------------------
Electronics and Instruments -- 0.1%
      2,048     Power-One, Inc. *                                        80,512
      2,544     Symbol Technologies, Inc. *                              91,584
      2,376     Tektronix, Inc.                                          80,041
                                                                   ------------
                                                                        252,137
-------------------------------------------------------------------------------
Electronics-Semiconductors -- 2.1%
      7,404     Advanced Micro Devices, Inc. *                          102,268
      8,795     Analog Devices, Inc. *                                  450,194
    172,020     Intel Corp.                                           5,171,351
      7,479     LSI Logic Corp. *                                       127,816
     14,210     Palm, Inc. *                                            402,321
      3,976     Visteon Corp.                                            45,724
                                                                   ------------
                                                                      6,299,674
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

Schedule of Investments
December 31, 2000 (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------

Energy-Miscellaneous -- 0.6%
      5,372     Coastal Corp.                                      $    474,415
      4,780     Dynegy, Inc.                                            267,979
      7,161     Progress Energy, Inc.                                   352,231
      2,469     Progress Energy, Inc.-Contingent
                Value Obligation *                                        1,111
      3,619     Tosco Corp.                                             122,820
     10,932     Williams Cos., Inc.                                     436,597
      8,396     Xcel Energy, Inc.                                       244,009
                                                                   ------------
                                                                      1,899,162
-------------------------------------------------------------------------------
Entertainment and Leisure -- 2.1%
      2,309     Brunswick Corp.                                          37,954
     15,514     Carnival Corp.                                          478,025
      7,610     Harley-Davidson, Inc.                                   302,498
      3,234     Harrah's Entertainment, Inc. *                           85,297
      4,872     Hasbro, Inc.                                             51,765
     10,581     Mattel, Inc.                                            152,790
     32,350     Time Warner, Inc.                                     1,689,964
     38,326     Viacom, Inc. *                                        1,791,740
     52,049     Walt Disney Co.                                       1,506,168
                                                                   ------------
                                                                      6,096,201
-------------------------------------------------------------------------------
Financial-Banks -- 8.1%
      9,834     AmSouth Bancorporation                                  149,969
     42,928     Bank of America Corp.                                 1,969,322
     18,517     Bank of New York, Inc.                                1,021,907
     28,839     Bank One Corp.                                        1,056,228
      8,736     BB&T Corp.                                              325,962
     31,108     Chase Manhattan Corp.                                 1,413,470
    126,472     Citigroup, Inc.                                       6,457,976
      3,933     Comerica, Inc.                                          233,522
     11,643     Fifth Third Bancorp                                     695,669
     24,837     First Union Corp.                                       690,779
     24,647     Firstar Corp.                                           573,043
     23,022     FleetBoston Financial Corp.                             864,764
      6,330     Huntington Bancshares, Inc.                             102,467
      4,354     J.P. Morgan & Co., Inc.                                 720,587
     11,248     KeyCorp                                                 314,944
     12,790     Mellon Financial Corp.                                  629,108
     15,504     National City Corp.                                     445,740
      5,597     Northern Trust Corp.                                    456,505
      3,222     Old Kent Financial Corp.                                140,963
      7,393     PNC Financial Services Group                            540,151
      5,498     Regions Financial Corp.                                 150,164
      4,219     SouthTrust Corp.                                        171,661
      4,023     State Street Corp.                                      499,697
      4,395     Summit Bancorp                                          167,834
      8,046     SunTrust Banks, Inc.                                    506,898
      7,036     Synovus Financial Corp.                                 189,532
     18,944     U.S. Bancorp, Inc.                                      552,928
      3,546     Union Planters Corp.                                    126,770
      5,098     Wachovia Corp.                                          296,321
     41,512     Wells Fargo & Co.                                     2,311,699
                                                                   ------------
                                                                     23,776,580
-------------------------------------------------------------------------------
Financial-Other -- 4.4%
     33,771     American Express Co.                                  1,855,294
      2,852     Bear Stearns Cos., Inc.                                 144,561
      4,958     Capital One Financial Corp.                             326,298
     30,927     Charles Schwab Corp.                                    877,554
      2,850     Countrywide Credit Industries, Inc.                     143,213
     17,480     Federal Home Loan Mortgage Corp.                      1,203,935
     25,774     Federal National Mortgage Assn.                       2,235,895
      6,252     Franklin Resources, Inc.                                238,201
      2,473     H & R Block, Inc.                                       102,320
     11,822     Household Int'l., Inc.                                  650,210
      6,036     Lehman Brothers Hldgs., Inc.                            408,185
     20,161     MBNA Corp.                                              744,697
     18,642     Merrill Lynch & Co., Inc.                             1,271,151
     28,650     Morgan Stanley Dean Witter & Co.                      2,270,512
      5,558     Stilwell Financial, Inc.                                219,194
      3,009     T. Rowe Price Associates, Inc.                          127,177
      4,000     USA Education, Inc.                                     272,000
                                                                   ------------
                                                                     13,090,397
-------------------------------------------------------------------------------
Financial-Thrift -- 0.4%
      4,064     Golden West Financial Corp.                             274,320
     14,517     Washington Mutual, Inc.                                 770,308
                                                                   ------------
                                                                      1,044,628
-------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 4.9%
        927     Adolph Coors Co.                                         74,450
     23,400     Anheuser-Busch Cos., Inc.                             1,064,700
     16,030     Archer-Daniels-Midland Co.                              240,450
      1,723     Brown-Forman Corp.                                      114,579
     10,723     Campbell Soup Co.                                       371,284
     62,108     Coca-Cola Co.                                         3,784,706
     10,699     Coca-Cola Enterprises, Inc.                             203,281
     12,383     ConAgra, Inc.                                           321,958
      4,126     Fortune Brands, Inc.                                    123,780
      7,572     General Mills, Inc.                                     337,427
      8,918     H.J. Heinz Co.                                          423,048
      3,479     Hershey Foods Corp.                                     223,961
     10,194     Kellogg Co.                                             267,592
     36,604     PepsiCo., Inc.                                        1,814,186
     59,497     Philip Morris Cos., Inc.                              2,617,868
      7,589     Ralston-Purina Group                                    198,263
     22,849     Sara Lee Corp.                                          561,229
      3,364     The Quaker Oats Co.                                     327,569
     14,372     Unilever NV                                             904,538
      4,302     UST, Inc.                                               120,725
      2,911     W.M. Wrigley Jr. Co.                                    278,910
                                                                   ------------
                                                                     14,374,504
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------

Footwear -- 0.1%
      6,940     NIKE, Inc.                                         $    387,339
      1,415     Reebok Int'l. Ltd. *                                     38,686
                                                                   ------------
                                                                        426,025
-------------------------------------------------------------------------------
Gold Mining -- 0.1%
      9,914     Barrick Gold Corp.                                      162,391
      6,544     Homestake Mining Co.                                     27,403
      8,188     Placer Dome, Inc.                                        78,810
                                                                   ------------
                                                                        268,604
-------------------------------------------------------------------------------
Hospital Supplies -- 3.1%
     38,656     Abbott Laboratories                                   1,872,400
      7,316     Baxter Int'l., Inc.                                     646,094
      6,326     Becton Dickinson & Co., Inc.                            219,038
      4,257     Biomet, Inc.                                            168,950
     10,428     Boston Scientific Corp. *                               142,733
      1,287     C.R. Bard, Inc.                                          59,926
      7,729     Guidant Corp. *                                         416,883
     34,988     Johnson & Johnson                                     3,675,927
     30,033     Medtronic, Inc.                                       1,813,242
      2,116     St. Jude Medical, Inc. *                                130,002
      2,122     Stryker Corp.                                           107,352
                                                                   ------------
                                                                      9,252,547
-------------------------------------------------------------------------------
Household Products -- 1.7%
      2,184     Black & Decker Corp.                                     85,722
      5,947     Clorox Co.                                              211,119
     14,649     Colgate-Palmolive Co.                                   945,593
     13,971     Kimberly-Clark Corp.                                    987,610
      7,092     Newell Rubbermaid, Inc.                                 161,343
     33,084     Procter & Gamble Co.                                  2,595,026
      2,249     Stanley Works                                            70,141
      1,450     Tupperware Corp.                                         29,634
                                                                   ------------
                                                                      5,086,188
-------------------------------------------------------------------------------
Insurance -- 4.3%
      3,596     Aetna, Inc.                                             147,661
      6,692     AFLAC, Inc.                                             483,079
     20,252     Allstate Corp.                                          882,228
      6,214     American General Corp.                                  506,441
     58,396     American Int'l. Group, Inc.                           5,755,656
      6,453     Aon Corp.                                               221,015
      4,424     Chubb Corp.                                             382,676
      4,239     Cigna Corp.                                             560,820
      4,127     Cincinnati Financial Corp.                              163,274
      8,226     Conseco, Inc.                                           108,480
      5,573     Hartford Financial Svcs. Group, Inc.                    393,593
      2,633     Jefferson-Pilot Corp.                                   196,817
      4,915     Lincoln Nat'l. Corp., Inc.                              232,541
      6,709     Marsh & McLennan Cos., Inc.                             784,953
      2,504     MBIA, Inc.                                              185,609
      7,961     MetLife, Inc. *                                         278,635
      2,658     MGIC Investment Corp.                                   179,249
      1,838     Progressive Corp.                                       190,463
      7,140     Providian Financial Corp.                               410,550
      3,269     SAFECO Corp.                                            107,468
      5,714     St. Paul Cos., Inc.                                     310,342
      3,308     Torchmark Corp.                                         127,151
      6,036     UNUMProvident Corp.                                     162,217
                                                                   ------------
                                                                     12,770,918
-------------------------------------------------------------------------------
Lodging -- 0.2%
     17,753     Cendant Corp. *                                         170,873
      9,274     Hilton Hotels Corp.                                      97,377
      6,256     Marriott Int'l., Inc.                                   264,316
                                                                   ------------
                                                                        532,566
-------------------------------------------------------------------------------
Machinery and Construction Maintenance -- 0.3%
      8,940     Caterpillar, Inc.                                       422,974
      1,041     Cummins Engine, Inc.                                     39,493
      5,884     Deere & Co.                                             269,561
      2,211     ITT Industries, Inc.                                     85,676
                                                                   ------------
                                                                        817,704
-------------------------------------------------------------------------------
Machinery-Industrial Specialty -- 0.4%
        578     Briggs & Stratton Corp.                                  25,649
      5,120     Dover Corp.                                             207,680
      7,556     Illinois Tool Works, Inc.                               450,054
      4,113     Ingersoll-Rand Co.                                      172,232
      2,148     Johnson Controls, Inc.                                  111,696
      3,118     Pall Corp.                                               66,453
      2,818     Parker-Hannifin Corp.                                   124,344
      3,979     Thermo Electron Corp. *                                 118,375
                                                                   ------------
                                                                      1,276,483
-------------------------------------------------------------------------------
Merchandising-Department Stores -- 0.7%
      2,787     Consolidated Stores Corp. *                              29,612
      2,638     Dillards, Inc.                                           31,161
      8,307     Dollar General Corp.                                    156,794
      5,280     Federated Department Stores, Inc. *                     184,800
      8,198     Kohl's Corp. *                                          500,078
      8,361     May Department Stores Co.                               273,823
      3,385     Nordstrom, Inc.                                          61,565
     22,036     Target Corp.                                            710,661
                                                                   ------------
                                                                      1,948,494
-------------------------------------------------------------------------------
Merchandising-Drugs -- 0.7%
      7,073     Cardinal Health, Inc.                                   704,647
        989     Longs Drug Stores Corp.                                  23,860
      7,085     McKesson HBOC, Inc.                                     254,281
     25,302     Walgreen Co.                                          1,057,940
                                                                   ------------
                                                                      2,040,728
-------------------------------------------------------------------------------
Merchandising-Food -- 0.8%
     10,652     Albertson's, Inc.                                       282,278
     20,980     Kroger Co. *                                            567,771
     12,794     Safeway, Inc. *                                         799,625

                       See notes to financial statements.

* Non-income producing security.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

Schedule of Investments
December 31, 2000 (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------

      3,511     Supervalu, Inc.                                    $     48,715
     16,596     Sysco Corp.                                             497,880
      3,675     Winn-Dixie Stores, Inc.                                  71,203
                                                                   ------------
                                                                      2,267,472
-------------------------------------------------------------------------------
Merchandising-Mass -- 2.2%
      6,549     J.C. Penney Co., Inc.                                    71,220
     12,243     K Mart Corp. *                                           65,041
      9,504     SearsRoebuck & Co.                                      330,264
    114,991     Wal-Mart Stores, Inc.                                 6,108,897
                                                                   ------------
                                                                      6,575,422
-------------------------------------------------------------------------------
Merchandising-Special -- 2.0%
      3,475     AutoZone, Inc. *                                         99,037
      7,058     Bed, Bath & Beyond, Inc. *                              157,923
      5,140     Best Buy, Inc. *                                        151,951
      5,113     Circuit City Stores, Inc.                                58,800
     11,180     Costco Wholesale Corp. *                                446,501
      9,854     CVS Corp.                                               590,624
     57,894     Home Depot, Inc.                                      2,645,032
      9,614     Lowe's Cos., Inc.                                       427,823
      8,277     Office Depot, Inc. *                                     58,974
      4,861     RadioShack Corp.                                        208,112
     11,813     Staples, Inc. *                                         139,541
     21,396     The Gap, Inc.                                           545,598
     10,804     The Limited, Inc.                                       184,343
      7,797     TJX Cos., Inc.                                          216,367
      6,034     Toys R Us, Inc. *                                       100,692
                                                                   ------------
                                                                      6,031,318
-------------------------------------------------------------------------------
Metals-Aluminum -- 0.3%
      5,511     Alcan Aluminum Ltd.                                     188,407
     21,876     Alcoa, Inc.                                             732,846
                                                                   ------------
                                                                        921,253
-------------------------------------------------------------------------------
Metals-Copper -- 0.1%
      4,111     Freeport-McMoran Copper & Gold, Inc. *                   35,200
      4,827     Inco Ltd. *                                              80,901
      4,215     Newmont Mining Corp.                                     71,919
      2,036     Phelps Dodge Corp.                                      113,634
                                                                   ------------
                                                                        301,654
-------------------------------------------------------------------------------
Metals-Steel -- 0.1%
      2,353     Allegheny Technologies, Inc.                             37,354
      2,193     Nucor Corp.                                              87,035
      2,223     USX-U.S. Steel Corp.                                     40,014
      2,244     Worthington Industries, Inc.                             18,092
                                                                   ------------
                                                                        182,495
-------------------------------------------------------------------------------
Miscellaneous-Capital Goods -- 0.2%
      5,184     Applera Corp.-Applied Biosystems Group                  487,620
      1,138     Millipore Corp.                                          71,694
      1,201     PerkinElmer, Inc.                                       126,105
      2,891     Quintiles Transnational Corp. *                          60,530
                                                                   ------------
                                                                        745,949
-------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Cyclical -- 0.0%
      3,000     Sapient Corp. *                                          35,812
-------------------------------------------------------------------------------
Miscellaneous-Consumer Growth Staples -- 0.4%
      1,622     American Greetings Corp.                                 15,308
      2,035     Convergys Corp. *                                        92,211
      3,556     Equifax, Inc.                                           102,013
      7,743     IMS Health, Inc.                                        209,061
      7,057     Interpublic Group Cos., Inc.                            300,363
      4,462     Omnicom Group, Inc.                                     369,788
                                                                   ------------
                                                                      1,088,744
-------------------------------------------------------------------------------
Natural Gas-Diversified -- 0.5%
     17,994     Enron Corp.                                           1,495,752
      2,423     NiSource, Inc. *                                         74,507
      1,247     NiSource, Inc. - SAILS *                                  3,429
                                                                   ------------
                                                                      1,573,688
-------------------------------------------------------------------------------
Oil and Gas Producing -- 0.5%
      6,090     Anadarko Petroleum Corp.                                432,877
      2,869     Apache Corp.                                            201,009
      5,469     Burlington Resources, Inc.                              276,185
      2,535     Devon Energy Corp. *                                    154,559
      2,214     EOG Resources, Inc. *                                   121,078
      6,096     Unocal Corp.                                            235,839
                                                                   ------------
                                                                      1,421,547
-------------------------------------------------------------------------------
Oil and Gas Services -- 0.8%
      8,278     Baker Hughes, Inc.                                      344,054
     11,108     Halliburton Co.                                         402,665
      1,497     McDermott Int'l., Inc.                                   16,093
      3,811     Nabors Industries, Inc. *                               225,421
      2,322     Rowan Cos., Inc. *                                       62,694
     13,826     Schlumberger Ltd.                                     1,105,216
      5,255     Transocean Sedco Forex, Inc.                            241,730
                                                                   ------------
                                                                      2,397,873
-------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 0.4%
      2,281     Amerada Hess Corp.                                      166,655
      1,786     Ashland, Inc.                                            64,099
      2,401     Kerr-McGee Corp.                                        160,717
      9,243     Occidental Petroleum Corp.                              224,143
      6,369     Phillips Petroleum Co.                                  362,237
      2,269     Sunoco, Inc.                                             76,437
      7,813     USX-Marathon Group                                      216,811
                                                                   ------------
                                                                      1,271,099
-------------------------------------------------------------------------------
Oil-Integrated-International -- 4.6%
     16,502     Chevron Corp.                                         1,393,388
     15,747     Conoco, Inc.                                            455,679
     86,841     Exxon Mobil Corp.                                     7,549,740
     53,919     Royal Dutch Petroleum Co.                             3,265,469
     13,907     Texaco, Inc.                                            863,972
                                                                   ------------
                                                                     13,528,248
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------

Paper and Forest Products -- 0.5%
      1,437     Boise Cascade Corp.                                $     48,319
      5,738     Georgia-Pacific Corp.                                   178,595
     12,122     Int'l. Paper Co.                                        494,729
      2,677     Louisiana-Pacific Corp.                                  27,105
      2,581     Mead Corp.                                               80,979
        728     Potlatch Corp.                                           24,433
      2,522     Westvaco Corp.                                           73,611
      5,905     Weyerhaeuser Co.                                        299,679
      2,805     Willamette Industries, Inc.                             131,660
                                                                   ------------
                                                                      1,359,110
-------------------------------------------------------------------------------
Photography -- 0.1%
      7,936     Eastman Kodak Co.                                       312,480
-------------------------------------------------------------------------------
Pollution Control -- 0.2%
      4,749     Allied Waste Industries, Inc. *                          69,157
     15,581     Waste Management, Inc.                                  432,373
                                                                   ------------
                                                                        501,530
-------------------------------------------------------------------------------
Publishing and Printing -- 0.6%
      1,846     Deluxe Corp.                                             46,648
      2,259     Dow Jones & Co., Inc.                                   127,916
      7,010     Gannett Co., Inc.                                       442,068
      2,111     Knight-Ridder, Inc.                                     120,063
      4,931     McGraw-Hill Cos., Inc.                                  289,080
      1,293     Meredith Corp.                                           41,619
      4,045     Moody's Corp.                                           103,906
      4,306     New York Times Co.                                      172,509
      3,179     R.R. Donnelley & Sons Co.                                85,833
      9,745     Tribune Co.                                             411,726
                                                                   ------------
                                                                      1,841,368
-------------------------------------------------------------------------------
Railroads -- 0.3%
     11,490     Burlington Northern Santa Fe                            325,311
      5,490     CSX Corp.                                               142,397
      9,606     Norfolk Southern Corp.                                  127,880
      6,250     Union Pacific Corp.                                     317,187
                                                                   ------------
                                                                        912,775
-------------------------------------------------------------------------------
Restaurants -- 0.5%
      3,222     Darden Restaurants, Inc.                                 73,703
     34,047     McDonald's Corp.                                      1,157,598
      3,797     Tricon Global Restaurants *                             125,301
      3,007     Wendy's Int'l., Inc.                                     78,934
                                                                   ------------
                                                                      1,435,536
-------------------------------------------------------------------------------
Semiconductors -- 0.2%
      2,614     Adaptec, Inc. *                                          26,794
     13,590     Micron Technology, Inc. *                               482,445
      4,313     National Semiconductor Corp. *                           86,799
                                                                   ------------
                                                                        596,038
-------------------------------------------------------------------------------
Semiconductors-Communications -- 1.4%
     10,000     Altera Corp. *                                          263,125
      5,450     Broadcom Corp. *                                        457,800
      5,400     Conexant Systems, Inc. *                                 83,025
      8,000     Linear Technology Corp.                                 370,000
      7,000     Maxim Integrated Products, Inc. *                       334,687
     40,886     Texas Instruments, Inc.                               1,936,974
      4,575     Vitesse Semiconductor Corp. *                           253,055
      8,079     Xilinx, Inc. *                                          372,644
                                                                   ------------
                                                                      4,071,310
-------------------------------------------------------------------------------
Semiconductors-Equipment -- 0.6%
     10,493     Agilent Technologies, Inc. *                            574,492
     19,245     Applied Materials, Inc. *                               734,919
      4,617     KLA-Tencor Corp. *                                      155,535
      2,700     Novellus Systems, Inc. *                                 97,031
      4,300     Teradyne, Inc. *                                        160,175
                                                                   ------------
                                                                      1,722,152
-------------------------------------------------------------------------------
Telecommunications -- 4.8%
     94,966     AT & T Corp.                                          1,644,099
     47,331     BellSouth Corp.                                       1,937,613
     38,282     Qwest Comm. Int'l., Inc. *                            1,569,562
     85,780     SBC Comm., Inc.                                       4,095,995
     21,913     Sprint Corp. (FON GROUP)                                445,108
     68,856     Verizon Comm.                                         3,451,407
     71,371     WorldCom, Inc. *                                      1,003,654
                                                                   ------------
                                                                     14,147,438
-------------------------------------------------------------------------------
Telecommunications-Equipment -- 5.5%
     19,562     ADC Telecomm., Inc. *                                   354,561
      2,025     Andrew Corp. *                                           44,044
      6,679     Avaya, Inc. *                                            68,877
    177,955     Cisco Systems, Inc. *                                 6,806,779
     22,305     Corning, Inc.                                         1,177,983
     23,300     JDS Uniphase Corp. *                                    971,319
     80,150     Lucent Technologies, Inc.                             1,082,025
     53,496     Motorola, Inc.                                        1,083,294
     74,944     Nortel Networks Corp.                                 2,402,892
     18,556     QUALCOMM, Inc. *                                      1,525,071
      3,288     Scientific Atlanta, Inc.                                107,066
     10,115     Tellabs, Inc. *                                         571,497
                                                                   ------------
                                                                     16,195,408
-------------------------------------------------------------------------------
Telecommunications-Specialty -- 1.4%
      7,894     ALLTEL Corp.                                            492,882
     57,376     America Online, Inc. *                                1,996,685
     19,606     Global Crossing Ltd. *                                  280,611
     18,328     Nextel Comm., Inc. *                                    453,618
     21,672     Sprint PCS *                                            442,921
     13,589     Yahoo, Inc. *                                           408,519
                                                                   ------------
                                                                      4,075,236
-------------------------------------------------------------------------------
Textile-Apparel and Production -- 0.1%
      1,487     Liz Claiborne, Inc.                                      61,896
      2,970     V.F. Corp.                                              107,633
                                                                   ------------
                                                                        169,529
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

Schedule of Investments
December 31, 2000 (Continued)

Shares                                                                    Value
-------------------------------------------------------------------------------

Transportation-Miscellaneous -- 0.1%
      7,291     FedEx Corp. *                                      $    291,348
-------------------------------------------------------------------------------
Utilities-Electric and Water -- 2.4%
     10,380     AES Corp. *                                             574,792
      3,450     Ameren Corp.                                            159,778
      8,089     American Electric Power, Inc.                           376,139
      5,851     Calpine Corp. *                                         263,661
      3,512     CenturyTel, Inc.                                        125,554
      3,996     CiNergy Corp.                                           140,360
      2,912     CMS Energy Corp.                                         92,274
      5,558     Consolidated Edison, Inc.                               213,983
      3,761     Constellation Energy Group, Inc.                        169,480
      5,985     Dominion Resources, Inc.                                400,995
      3,647     DTE Energy Co.                                          142,005
      9,195     Duke Energy Co.                                         783,874
      8,731     Edison Int'l.                                           136,422
      6,207     Entergy Corp.                                           262,634
      9,458     Exelon Corp.                                            664,046
      5,859     FirstEnergy Corp.                                       184,925
      4,507     FPL Group, Inc.                                         323,377
      3,104     GPU, Inc.                                               114,266
      4,709     Niagara Mohawk Hldgs., Inc. *                            78,581
      9,655     PG&E Corp.                                              193,100
      2,131     Pinnacle West Capital Corp.                             101,489
      3,613     PPL Corp.                                               163,262
      5,497     Public Svc. Enterprise Group, Inc.                      267,292
      7,435     Reliant Energy, Inc.                                    322,028
     16,925     Southern Co.                                            562,756
      6,950     TXU Corp.                                               307,972
                                                                   ------------
                                                                      7,125,045
-------------------------------------------------------------------------------
Utilities-Gas and Pipeline -- 0.2%
      5,741     El Paso Energy Corp.                                    411,199
      1,183     NICOR, Inc.                                              51,091
        777     ONEOK, Inc.                                              37,393
        894     Peoples Energy Corp.                                     40,007
      5,138     Sempra Energy                                           119,458
                                                                   ------------
                                                                        659,148
-------------------------------------------------------------------------------
                Total Common Stocks
                  (Cost $311,200,777)                               292,592,084
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government -- 0.1%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------

                U.S. Treasury Bill
$   300,000       5.915%, 2/1/2001
                  (Cost $298,472)                                  $    298,472
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement -- 0.5%
-------------------------------------------------------------------------------

$1,356,000      State Street Bank and Trust Co.
                repurchase agreement,
                dated 12/29/2000, maturity
                value $1,356,969 at 6.43%,
                due 1/2/2001 (1)
                  (Cost $1,356,000)                                $  1,356,000
-------------------------------------------------------------------------------
Total Investments -- 99.9%                                          294,246,556
  (Cost $312,855,249)
Cash, Receivables and Other Assets
  Less Liabilities -- 0.1%                                              353,578
-------------------------------------------------------------------------------
Net Assets -- 100%                                                 $294,600,134
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2000

ASSETS
   Investments, at market (cost $312,855,249)                     $ 294,246,556
   Cash                                                                  50,957
   Dividends receivable                                                 252,508
   Receivable for securities sold                                       100,562
   Receivable for fund shares sold                                       86,020
   Interest receivable                                                      727
   Dividend reclaims receivable                                             596
   Other assets                                                           1,039
                                                                  -------------
     Total Assets                                                   294,738,965
                                                                  -------------

LIABILITIES
   Accrued expenses                                                      70,143
   Payable for fund shares redeemed                                       6,027
   Due to affiliates                                                     62,661
                                                                  -------------
     Total Liabilities                                                  138,831
                                                                  -------------
     Net Assets                                                   $ 294,600,134
                                                                  =============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                          $      30,323
   Additional paid-in capital                                       313,046,883
   Undistributed net investment income                                   75,228
   Accumulated net realized gain on investments                          56,393
   Net unrealized depreciation on investments                       (18,608,693)
                                                                  -------------
     Net Assets                                                   $ 294,600,134
                                                                  =============

Shares Outstanding -- $0.001 par value                               30,322,551
                                                                  -------------

Net Asset Value Per Share                                         $        9.72
                                                                  =============

Statement of Operations
Year Ended
December 31, 2000

INVESTMENT INCOME
   Dividends                                                      $   3,331,209
   Interest                                                             167,571
   Less: Foreign tax withheld                                           (17,783)
                                                                  -------------
     Total Income                                                     3,480,997
                                                                  -------------

   Expenses:
     Investment advisory fees -- Note B                                 720,513
     Custodian fees                                                     124,000
     Registration fees                                                   73,002
     Printing expense                                                    24,897
     Audit fees                                                          19,500
     Directors' fees -- Note B                                           12,500
     Legal fees                                                           2,800
     Loan commitment fees -- Note H                                       1,881
     Insurance expense                                                      580
     Other                                                                  700
                                                                  -------------
       Total Expenses before reimbursement                              980,373
     Less: Expenses assumed by investment adviser                      (178,730)
                                                                  -------------
       Net Expenses                                                     801,643
                                                                  -------------

   Net Investment Income                                              2,679,354
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE F
   Net realized gain on investments                                     159,467
   Net change in unrealized appreciation
     of investments                                                 (33,360,570)
                                                                  -------------
   Net Realized and Unrealized Loss
     on Investments                                                 (33,201,103)
                                                                  -------------
     NET DECREASE IN NET ASSETS
       FROM OPERATIONS                                            $ (30,521,749)
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC 500 Index Fund
------------------------------

Statement of Changes in Net Assets

                                                                              Year Ended             Period from
                                                                            December 31,        August 25, 1999+
                                                                                    2000    to December 31, 1999
                                                                           -------------    --------------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income                                                 $   2,679,354           $     698,458
     Net realized gain on investments                                            159,467                 384,365
     Net change in unrealized appreciation of investments                    (33,360,570)             14,751,877
                                                                           -------------           -------------
       Net Increase/(Decrease) in Net Assets from Operations                 (30,521,749)             15,834,700
                                                                           -------------           -------------

   Dividends and Distributions to Shareholders from:
     Net investment income                                                    (2,612,262)               (690,322)
     Net realized gain on investments                                           (455,143)                (32,296)
                                                                           -------------           -------------
       Total Dividends and Distributions to Shareholders                      (3,067,405)               (722,618)
                                                                           -------------           -------------

   From Capital Share Transactions:
     Net increase in net assets from capital share transactions-- Note G     110,384,913             202,692,293
                                                                           -------------           -------------
   Net Increase in Net Assets                                                 76,795,759             217,804,375

NET ASSETS:
Beginning of period                                                          217,804,375                      --
                                                                           -------------           -------------
End of period*                                                             $ 294,600,134           $ 217,804,375
                                                                           =============           =============

+ Commencement of operations

* Includes undistributed net investment income of:                         $      75,228           $       8,136

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                      Period From
                                                     Year Ended    August 25, 1999+
                                                    December 31,   to December 31,
                                                       2000             1999
                                                    -----------    ----------------
Net asset value,
   beginning of period                              $     10.75     $     10.14
                                                    -----------     -----------
Income from investment
   operations:
   Net investment income                                   0.09            0.03
   Net realized and unrealized gain/
     (loss) on investments                                (1.01)           0.61
                                                    -----------     -----------
   Net increase/(decrease) from investment
     operations                                           (0.92)           0.64
                                                    -----------     -----------

Dividends and Distributions to Shareholders from:
   Net investment income                                  (0.09)          (0.03)
   Net realized gain on investments                       (0.02)             --
                                                    -----------     -----------
   Total dividends and distributions                      (0.11)          (0.03)
                                                    -----------     -----------

Net asset value, end of period                      $      9.72     $     10.75
                                                    -----------     -----------

Total return(a)                                           (8.66)%          6.38%(c)
                                                    -----------     -----------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted)                                $   294,600     $   217,804
   Ratio of expenses to
     average net assets                                    0.28%           0.36%(b)
   Ratio of expenses after custody credits to
     average net assets                                    0.28%           0.29%(b)
   Ratio of expenses, excluding waivers, to
     average net assets                                    0.34%           0.36%(b)
   Ratio of net investment
     income to average net assets                          0.93%           0.99%(b)
   Portfolio turnover
     rate                                                     1%              1%

+     Commencement of investment operations.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(b)   Annualized.
(c)   Not annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------
Mutual Funds -- 34.7%
--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------

Equity -- 20.4%
    212,239     The Guardian Stock Fund                             $ 7,897,402
-------------------------------------------------------------------------------
Fixed Income -- 14.3%
    470,055     The Guardian Bond Fund, Inc.                          5,523,142
-------------------------------------------------------------------------------
                Total Mutual Funds
                  (Cost $16,128,296)                                 13,420,544
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government -- 28.5%
-------------------------------------------------------------------------------

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------
                U.S. Treasury Bill
$   600,000       5.44%, 2/1/2001                                    $  596,968
  2,000,000       5.63%, 3/29/2001                                    1,972,781
  1,000,000       5.91%, 3/22/2001                                      986,867
  1,000,000       6.02%, 1/18/2001                                      997,157
  2,000,000       6.03%, 1/18/2001                                    1,994,305
  3,000,000       6.095%, 4/19/2001                                   2,945,145
  1,500,000       6.302%, 1/11/2001                                   1,497,488
-------------------------------------------------------------------------------
                Total U.S. Government
                  (Cost $10,990,711)                                 10,990,711
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Options -- 0.4%
-------------------------------------------------------------------------------

Number of
Contracts                                                                 Value
-------------------------------------------------------------------------------
         55     U.S. Treasury Bonds Futures
                  Expires February,  2001
                  Exercise price $102
                  (Cost $61,571)                                     $  166,719
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreements -- 36.9%
-------------------------------------------------------------------------------

Principal
Amount                                                                    Value
-------------------------------------------------------------------------------

$7,120,000      Lehman Brothers
                repurchase agreement,
                dated 12/29/2000, maturity
                value $7,124,984 at 6.30%, due
                1/2/2001 (1)                                        $ 7,120,000
 7,120,000      State Street Bank and Trust Co.
                repurchase agreement,
                dated 12/29/2000, maturity
                value $7,125,087 at 6.43%, due
                1/2/2001 (1)                                          7,120,000
-------------------------------------------------------------------------------
                Total Repurchase Agreements
                  (Cost $14,240,000)                                 14,240,000
-------------------------------------------------------------------------------
Total Investments -- 100.5%
  (Cost $41,420,578)                                                 38,817,974
Liabilities in Excess of Cash,
Receivables and Other Assets -- (0.5)%                                 (190,501)
-------------------------------------------------------------------------------
Net Assets -- 100%                                                  $38,627,473
-------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

-------------------------------------------------------------------------------
Purchased Futures Contracts
-------------------------------------------------------------------------------

                                                                    Unrealized
Contracts              Description             Expiration          Depreciation
-------------------------------------------------------------------------------
    47                S&P 500 Index            March, 2001         $  (223,674)

At December 31, 2000 The Guardian VC Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2000

ASSETS
   Investments, at identified cost*                                $ 41,420,578
                                                                   ============
7
   Investments, at market                                            24,577,974
   Repurchase agreements                                             14,240,000
                                                                   ------------
     Total Investments                                               38,817,974

   Cash                                                                   1,379
   Receivable for fund shares sold                                       43,933
   Interest receivable                                                    7,553
   Other assets                                                              58
                                                                   ------------
     Total Assets                                                    38,870,897
                                                                   ------------

LIABILITIES
   Payable for margin variation                                         213,850
   Accrued expenses                                                      17,031
   Payable for fund shares redeemed                                       2,324
   Due to affiliates                                                     10,219
                                                                   ------------
     Total Liabilities                                                  243,424
                                                                   ------------
     Net Assets                                                    $ 38,627,473
                                                                   ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      3,929
   Additional paid-in capital                                        40,120,144
   Undistributed net investment income                                   10,844
   Accumulated net realized gain on investments                       1,318,834
   Net unrealized depreciation of investments                        (2,826,278)
                                                                   ------------
     Net Assets                                                    $ 38,627,473
                                                                   ============

Shares Outstanding -- $0.001 par value                                3,928,628
                                                                   ============

Net Asset Value Per Share                                          $       9.83
                                                                   ============

Statement of Operations
Year Ended
December 31, 2000

INVESTMENT INCOME
   Interest                                                        $  1,073,923
   Dividends                                                            356,207
                                                                   ------------
     Total Income                                                     1,430,130
                                                                   ------------

   Expenses:
     Investment advisory fees -- Note B                                 166,016
     Custodian fees                                                      30,713
     Audit fees                                                          18,500
     Directors' fees -- Note B                                           12,500
     Printing expense                                                     4,777
     Registration fees                                                    4,422
     Legal fees                                                           1,000
     Loan commitment fees -- Note H                                         195
     Insurance expense                                                       68
     Other                                                                  700
                                                                   ------------
       Gross Expenses                                                   238,891
     Expenses waived by GISC(1)                                         (79,354)
                                                                   ------------
       Net Expenses                                                     159,537
                                                                   ------------

   Net Investment Income                                              1,270,593
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE F
     Net realized gain on investments                                 1,170,120
     Net realized gains received from underlying funds                1,483,766
     Net change in unrealized appreciation
       of investments                                                (3,216,838)
                                                                   ------------
   Net Realized and Unrealized Loss
     on Investments                                                    (562,952)
                                                                   ------------
       NET INCREASE IN NET ASSETS
         FROM OPERATIONS                                           $    707,641
                                                                   ============

*     Includes repurchase agreements.
(1) The fund does not impose any additional advisory fees for the portion of the fund's assets invested in other Guardian Funds.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund
-------------------------------------

Statement of Changes in Net Assets

                                                                              Year Ended             Period from
                                                                            December 31,     September 15, 1999+
                                                                                    2000    to December 31, 1999
                                                                            ------------    --------------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income                                                  $  1,270,593            $    308,443
     Net realized gain on investments                                          2,653,886               1,325,419
     Net change in unrealized appreciation/(depreciation) of investments      (3,216,838)                390,560
                                                                            ------------            ------------
       Net Increase in Net Assets from Operations                                707,641               2,024,422
                                                                            ------------            ------------

   Dividends and Distributions to Shareholders from:
     Net investment income                                                    (1,260,466)               (307,726)
     Net realized gain on investments                                         (2,660,471)                     --
                                                                            ------------            ------------
       Total Dividends and Distributions to Shareholders                      (3,920,937)               (307,726)
                                                                            ------------            ------------

   From Capital Share Transactions:
     Net increase in net assets from capital share transactions -- Note G     14,091,013              26,033,060
                                                                            ------------            ------------
   Net Increase in Net Assets                                                 10,877,717              27,749,756

NET ASSETS:
Beginning of period                                                           27,749,756                      --
                                                                            ------------            ------------
End of period *                                                             $ 38,627,473            $ 27,749,756
                                                                            ============            ============

+ Commencement of operations.

* Includes undistributed net investment income of:                          $     10,844            $        717

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                        Period From
                                                      Year Ended    September 15, 1999+
                                                     December 31,      December 31,
                                                         2000              1999
                                                     ------------   -------------------
Net asset value,
   beginning of period ..........................   $    10.68          $     9.94
                                                    ----------          ----------
Income from investment
   operations:
   Net investment income ........................         0.37                0.12
   Net realized and unrealized gain/(loss)
     on investments .............................        (0.05)               0.74
                                                    ----------          ----------
   Net increase from investment
     operations .................................         0.32                0.86
                                                    ----------          ----------

Dividends and Distributions to Shareholders from:
   Net investment income ........................        (0.36)              (0.12)
   Net realized gain on investments .............        (0.81)                 --
                                                    ----------          ----------
   Total dividends and distributions ............        (1.17)              (0.12)
                                                    ----------          ----------

Net asset value, end of period ..................   $     9.83          $    10.68
                                                    ----------          ----------

Total return(a) .................................         3.00%               8.67%(e)
                                                    ----------          ----------
Ratios/supplemental data:
   Net assets, end of period
     (000's omitted) ............................   $   38,627          $   27,750
   Ratio of expenses to
     average net assets .........................         0.48%(c)            0.67%(b)(c)
   Gross Expense Ratio ..........................         0.73%(d)            0.98%(b)(d)
   Ratio of net investment
     income to average net assets ...............         3.83%               4.09%(b)
   Portfolio turnover
     rate .......................................           12%                  0%

+     Commencement of operations.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(b)   Annualized.
(c)   Amounts do not include expenses of the underlying funds.
(d)   Amounts include expenses of the underlying funds.
(e)   Not annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------
Corporate Bonds -- 89.2%
--------------------------------------------------------------------------------

                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*            Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.1%
$  235,000      Be Aerospace, Inc.
                Sr. Sub. Nt.
                9.50% due 11/1/2008                      B2/B        $   233,238
    330,000     K & F Ind., Inc.
                Sr. Sub. Nt. Ser. B
                9.25% due 10/15/2007                     B3/B-           319,275
                                                                     -----------
                                                                         552,513
--------------------------------------------------------------------------------
Broadcasting -- 1.8%
    150,000     CD Radio, Inc.
                Sec. Nt.
                14.50% due 5/15/2009                     Caa1/CCC+       102,000
    330,000     Spanish Broadcasting Sys., Inc.
                Sr. Sub. Nt.
                9.625% due 11/1/2009                     B3/B-           290,400
    170,000     XM Satellite Radio, Inc. Sr. Sec. Nt.
                14.00% due 3/15/2010                     Caa1/CCC+        93,500
        170     wts. expires 3/3/2010                    NR/NR             5,950
                                                                     -----------
                                                                         491,850
--------------------------------------------------------------------------------
Cable and Wireless Video -- 6.4%
    150,000     Adelphia Comm. Corp.
                Sr. Nt. Ser. B
                10.50% due 7/15/2004                     B2/B+           148,125
    165,000     Charter Comm. Hldgs.
                Sr. Nt.
                10.25% due 1/15/2010                     B2/B+           160,875
    200,000     Classic Cable, Inc.
                Sr. Sub. Nt.
                10.50% due 3/1/2010                      B3/B-            90,000
    150,000     Echostar Comm.
                Sub. Nt. Conv.
                4.875% due 1/1/2007                      Caa2/NR         114,750
    300,000     Echostar DBS. Corp.
                Sr. Nt.
                9.375% due 2/1/2009                      B1/B+           291,000
    300,000     Insight Midwest
                Sr. Nt.+
                10.50% due 11/1/2010                     B1/B+           311,250
    500,000     Pegasus Comm. Corp.
                Sr. Nt. Ser. B
                9.625% due 10/15/2005                    B3/CCC+         465,000
    220,000     United Pan-Europe Comm.
                Sr. Nt. Ser. B
                11.50% due 2/1/2010                      B2/B            143,550
                                                                     -----------
                                                                       1,724,550
--------------------------------------------------------------------------------
Consumer Non-Durables -- 2.1%
    250,000     St. John Knits Int'l., Inc.
                Sr. Sub. Nt.
                12.50% due 7/1/2009                      B3/B-           226,563
    500,000     Twin Laboratories, Inc.
                Sr. Sub. Nt.
                10.25% due 5/15/2006                     Caa2/B+         325,000
                                                                     -----------
                                                                         551,563
--------------------------------------------------------------------------------
Diversified Media -- 3.6%
    500,000     American Media Operations, Inc.
                Sr. Sub. Nt.
                10.25% due 5/1/2009                      B2/B-           486,250
    500,000     Premier Parks, Inc.
                Sr. Nt.
                9.75% due 6/15/2007                      B3/B-           485,000
                                                                     -----------
                                                                         971,250
--------------------------------------------------------------------------------
Energy -- 8.9%
    330,000     Belco Oil & Gas Corp.
                Sr. Sub. Nt. Ser. B
                8.875% due 9/15/2007                     B1/B            308,550
    500,000     Belden & Blake Corp.
                Sr. Sub. Nt. Ser. B
                9.875% due 6/15/2007                     Caa3/CCC-       432,500
    340,000     Chesapeake Energy Corp.
                Sr. Nt. Ser. B
                9.625% due 5/1/2005                      B2/B            349,775
    330,000     Cliffs Drilling Co.
                Sr. Sub. Nt. Ser. B
                10.25% due 5/15/2003                     Ba3/BB-         334,537
    300,000     Newpark Resources, Inc.
                Sr. Sub. Nt. Ser. B
                8.625% due 12/15/2007                    B2/B+           279,000
    330,000     Pride Int'l., Inc.
                Sr. Nt.
                9.375% due 5/1/2007                      Ba3/BB          339,900
    330,000     Swift Energy Co.
                Sr. Sub. Nt.
                10.25% due 8/1/2009                      B2/B            339,075
                                                                     -----------
                                                                       2,383,337
--------------------------------------------------------------------------------
Financial -- 1.2%
    330,000     Americredit Corp.
                Sr. Sub. Nt.
                9.875% due 4/15/2006                     Ba1/BB-         313,500
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 1.3%
    330,000     Del Monte Corp.
                Sr. Sub. Nt. Ser. B
                12.25% due 4/15/2007                     B3/B-           349,800
--------------------------------------------------------------------------------
Forest Products and Containers -- 2.7%
    330,000     Kappa Beheer BV
                Sr. Sub. Nt.
                10.625% due 7/15/2009                    B2/B            336,600
--------------------------------------------------------------------------------

                       See notes to financial statements.

+ Rule 144A restricted security.                                    * Unaudited.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*            Value
--------------------------------------------------------------------------------
$   165,000     Packaging Corp. of America
                Sr. Sub. Nt.
                9.625% due 4/1/2009                      B1/BB-      $   170,363
    202,000     Stone Container Corp.
                Sr. Sub. Deb.
                12.25% due 4/1/2002                      B3/B-           202,757
                                                                     -----------
                                                                         709,720
--------------------------------------------------------------------------------
Gaming and Leisure -- 6.8%
    500,000     Hollywood Casino Corp.
                Sr. Nt.
                11.25% due 5/1/2007                      B3/B            516,250
    330,000     Intrawest Corp.
                Sr. Nt.
                9.75% due 8/15/2008                      B1/B+           331,650
    500,000     Mandalay Resort Group
                Sr. Sub. Nt. Ser. B+
                10.25% due 8/1/2007                      Ba3/BB-         493,750
    490,000     Waterford Gaming LLC
                Sr. Nt. +
                9.50% due 3/15/2010                      B1/B+           485,100
                                                                     -----------
                                                                       1,826,750
--------------------------------------------------------------------------------
Health Care -- 7.2%
    500,000     Fisher Scientific Int'l., Inc.
                Sr. Sub. Nt.
                9.00% due 2/1/2008                       B3/B-           463,750
    500,000     Fresenius Medical Care
                Capital Tr.
                9.00% due 12/1/2006                      Ba3/B+          480,000
    330,000     Insight Health Svcs. Corp.
                Sr. Sub. Nt. +
                9.625% due 6/15/2008                     B3/B-           306,900
    340,000     Tenet Health Care Corp.
                Sr. Sub. Nt. Ser. B
                8.125% due 12/1/2008                     Ba3/BB-         343,400
    330,000     Triad Hospitals Hldgs.
                Sr. Sub. Nt. Ser. B
                11.00% due 5/15/2009                     B3/B-           348,563
                                                                     -----------
                                                                       1,942,613
--------------------------------------------------------------------------------
Information Technology -- 4.6%
    300,000     Amkor Technology, Inc.
                Sr. Sub. Nt.
                10.50% due 5/1/2009                      B1/B            281,250
    450,000     Flextronics Int'l. Limited
                Sr. Sub. Nt. +
                9.875% due 7/1/2010                      Ba3/BB-         438,750
    500,000     Pierce Leahy Corp.
                Sr. Sub. Nt.
                11.125% due 7/15/2006                    B2/B            525,000
                                                                     -----------
                                                                       1,245,000
--------------------------------------------------------------------------------
Manufacturing -- 1.3%
    270,000     Commscope, Inc.
                Sub. Nt.
                4.00% due 12/15/2006                     Baa3/BB+        193,725
    170,000     Int'l. Wire Group, Inc.
                Sr. Sub. Nt.
                11.75% due 6/1/2005                      B3/B-           165,750
                                                                     -----------
                                                                         359,475
--------------------------------------------------------------------------------
Services -- 3.1%
    300,000     Allied Waste NA, Inc.
                Sr. Sub. Nt.
                10.00% due 8/1/2009                      B2/B+           282,750
    500,000     Building One Svcs. Corp.
                Sr. Sub. Nt.
                10.50% due 5/1/2009                      B2/B            300,000
    330,000     United Rentals, Inc.
                Sr. Sub. Nt.
                9.00% due 4/1/2009                       B1/BB-          247,500
                                                                     -----------
                                                                         830,250
--------------------------------------------------------------------------------
Telecommunications -- 21.0%
    450,000     360 Networks, Inc.
                Sr. Nt.
                13.00% due 5/1/2008                      B3/B            360,000
    280,000     Exodus Comm., Inc.
                Sr. Nt. +
                11.625% due 7/15/2010                    B3/B            249,200
    420,000     Exodus Comm., Inc.
                Sr. Nt.
                10.75% due 12/15/2009                    NR/B            361,200
    340,000     Flag Telecomm. Hldgs. Ltd.
                Sr. Nt.
                11.625% due 3/30/2010                    B2/B            265,200
    450,000     Focal Comm.
                Sr. Nt. Ser.B +
                11.875% due 1/15/2010                    B3/B-           306,000
    320,000     Globix Corp.
                Sr. Nt.
                12.50% due 2/1/2010                      NR/B-           118,400
    900,000     GT Group Telecomm., Inc.
                Sr. Disc. Nt.
                13.25% due 2/1/2010                      Caa1/B-         297,000
        900     wts. expires 2/1/2010 +                  NR/NR            39,150
    330,000     Int'l. Cabletel, Inc.
                Sr. Nt. Ser. B
                11.50% due 2/1/2006                      B3/B            287,100
    150,000     Intermedia Comm., Inc.
                Sr. Nt. Ser. B
                9.50% due 3/1/2009                       B2/B            105,000
    450,000     Level 3 Comm., Inc.
                Sr. Nt.
                11.25% due 3/15/2010                     B3/B            391,500
--------------------------------------------------------------------------------

                       See notes to financial statements.

+ Rule 144A restricted security.                                    * Unaudited.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Schedule of Investments
December 31, 2000 (Continued)

                                                          Rating
Principal                                                Moody's/
Amount                                                     S&P*            Value
--------------------------------------------------------------------------------
$   170,000     Level 3 Comm., Inc..
                Sub. Nt. Conv.
                6.00% due 3/15/2010                      Caa1/CCC+   $    86,275
    150,000     Mc Leod USA, Inc.
                Sr. Nt.
                12.00% due 7/15/2008                     B1/B-           151,500
    330,000     Nextlink Comm., Inc.
                Sr. Nt.
                10.75% due 6/1/2009                      B2/B            270,600
    170,000     NTL, Inc.
                Sr. Nt. Conv. +
                5.75% due 12/15/2009                     Caa1/B-          81,812
    670,000     Orius Capital Corp.
                Sr. Sub. Nt. Ser. B
                12.75% due 2/1/2010                      B3/B-           556,100
    450,000     Pac-West Telecomm., Inc.
                Sr. Nt.
                13.50% due 2/1/2009                      B3/B            373,500
    500,000     Telewest PLC
                Sr. Disc. Deb.
                11.00% due 10/1/2007                     B1/B+           445,000
  1,150,000     Williams Comm. Group, Inc.
                Sr. Nt.
                11.875% due 8/1/2010                     B2/B+           885,500
                                                                     -----------
                                                                       5,630,037
--------------------------------------------------------------------------------
Wireless Communication -- 15.1%
  1,100,000     Airgate PCS, Inc.
                Sr. Sub. Disc. Nt.
                13.50% due 10/1/2009                     Caa1/CCC        627,000
    150,000     Clearnet Comm., Inc.
                Sr. Disc. Nt.
                10.125% due 5/1/2009                     Ba1/BBB+        117,750
    450,000     Crown Castle Int'l. Corp.
                Sr. Nt.
                10.75% due 8/1/2011                      B3/B            468,000
    330,000     Horizon PCS, Inc.
                Sr. Disc. Nt. +
                14.00% due 10/1/2010                      Caa1/CCC       135,300
    500,000     Leap Wireless Int'l., Inc.
                Sr. Nt.
                12.50% due 4/15/2010                     Caa2/CCC        290,000
        500     wts. exp. 4/15/2010                      NR/NR             2,000
    330,000     Leap Wireless Int'l., Inc.
                Sr. Nt.
                14.50% due 4/15/2010                     Caa2/CCC         59,400
        330     wts. exp. 4/15/2010                      NR/NR               660
    300,000     Microcell Telecomm.
                Sr. Disc. Nt. Ser. B
                12.00% due 6/1/2009                      B3/B-           199,500
    150,000     Nextel Comm., Inc.
                Sr. Conv. Nt. +
                5.25% due 1/15/2010                      B1/B            109,125
    286,000     Nextel Partners, Inc.
                Sr. Disc. Nt.
                14.00% due 2/1/2009                      B3/CCC+         191,620
    300,000     Nextel Partners, Inc.
                Sr. Nt. +
                11.00% due 3/15/2010                     B3/CCC+         287,250
    165,000     Pinnacle Hldgs., Inc.
                Sr. Disc. Nt.
                10.00% due 3/15/2008                     B3/B             87,450
    150,000     Pinnacle Hldgs., Inc.
                Sr. Nt. +
                5.50% due 9/15/2007                      NR/NR            73,688
    660,000     Spectrasite Hldgs., Inc.
                Sr.  Disc. Nt.
                11.25% due 4/15/2009                     B3/B-           359,700
    150,000     Telecorp PCS, Inc.
                Sr. Sub. Disc. Nt.
                11.625% due 4/15/2009                    B3/NR           102,562
    500,000     Triton PCS, Inc.
                Sr. Sub. Disc. Nt.
                11.00% due 5/1/2008                      B3/CCC+         395,000
  1,100,000     U.S. Unwired, Inc.
                Sr. Sub. Disc. Nt. Ser. B
                13.375% due 11/1/2009                    Caa1/CCC+       500,500
    100,000     Ubquitel Operating Co.
                Sr. Sub. Disc. Nt.
                14.00% due 4/15/2010                     Caa1/CCC         40,000
        100     wts. expires 4/15/2010 +                 NR/NR               300
                                                                     -----------
                                                                       4,046,805
--------------------------------------------------------------------------------
                Total Corporate Bonds
                  (Cost $26,665,605)                                  23,929,013
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 8.4%
--------------------------------------------------------------------------------
$ 2,265,000     State Street Bank and Trust Co.
                repurchase agreement,
                dated 12/29/2000,
                maturity value $2,266,618
                at 6.43% due 1/2/2001(1)
                  (Cost $2,265,000)                                  $ 2,265,000
--------------------------------------------------------------------------------

Total Investments -- 97.6%
  (Cost $28,930,605)                                                  26,194,013
Cash, Receivables and Other
  Assets Less Liabilities -- 2.4%                                        640,313
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                                 $26,834,326
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

                       See notes to financial statements.

+ Rule 144A restricted security.                                    * Unaudited.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31. 2000

ASSETS
   Investments, at market (cost $28,930,605)                       $ 26,194,013
   Cash                                                                     648
   Interest receivable                                                  662,358
   Receivable for fund shares sold                                        8,786
   Other assets                                                              95
                                                                   ------------
     Total Assets                                                    26,865,900
                                                                   ------------

LIABILITIES
   Accrued expenses                                                      18,464
   Due to affiliates                                                     13,110
                                                                   ------------
     Total Liabilities                                                   31,574
                                                                   ------------
     Net Assets                                                    $ 26,834,326
                                                                   ------------

COMPONENTS OF NET ASSETS
   Capital stock, at par                                           $      3,117
   Additional paid-in capital                                        30,732,934
   Undistributed net investment income                                   17,384
   Accumulated net realized loss on investments                      (1,182,517)
   Net unrealized depreciation of investments                        (2,736,592)
                                                                   ------------
     Net Assets                                                    $ 26,834,326
                                                                   ============

Shares Outstanding -- $0.001 par value                                3,116,778
                                                                   ------------

Net Asset Value Per Share                                          $       8.61
                                                                   ============

Statement of Operations
Year Ended
December 31, 2000

INVESTMENT INCOME
   Interest                                                        $  2,619,660
                                                                   ------------

   Expenses:
     Investment advisory fees -- Note B                                 156,995
     Custodian fees                                                      32,178
     Audit fees                                                          23,500
     Directors' fees -- Note B                                           12,500
     Printing expense                                                     4,841
     Registration fees                                                    4,469
     Legal fees                                                           1,000
     Loan commitment fees -- Note H                                         188
     Insurance expense                                                       58
     Other                                                                  700
                                                                   ------------
       Total Expenses                                                   236,429
                                                                   ------------

   Net Investment Income                                              2,383,231
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS -- NOTE F
     Net realized loss on investments                                (1,023,745)
     Net change in unrealized appreciation
       of investments                                                (2,984,116)
                                                                   ------------
   Net Realized and Unrealized Loss
     on Investments                                                  (4,007,861)
                                                                   ------------
       NET DECREASE IN NET ASSETS
         FROM OPERATIONS                                           $ (1,624,630)
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund
------------------------------------

Statement of Changes in Net Assets

                                                                              Year Ended            Period from
                                                                            December 31,       August 17, 1999+
                                                                                    2000   to December 31, 1999
                                                                            ------------   --------------------
INCREASE/(DECREASE) IN NET ASSETS
   From Operations:
     Net investment income                                                  $  2,383,231           $    573,845
     Net realized loss on investments                                         (1,023,745)              (158,772)
     Net change in unrealized appreciation/(depreciation) of investments      (2,984,116)               247,524
                                                                            ------------           ------------
       Net Increase/(Decrease) in Net Assets from Operations                  (1,624,630)               662,597
                                                                            ------------           ------------

   Dividends to Shareholders from:
     Net investment income                                                    (2,366,885)              (572,807)
                                                                            ------------           ------------

   From Capital Share Transactions:
     Net increase in net assets from capital share transactions -- Note G      4,937,631             25,798,420
                                                                            ------------           ------------
   Net Increase in Net Assets                                                    946,116             25,888,210

NET ASSETS:
Beginning of period                                                           25,888,210                     --
                                                                            ------------           ------------
End of period*                                                              $ 26,834,326           $ 25,888,210
                                                                            ============           ============

+ Commencement of operations
* Includes undistributed net investment income of:                          $     17,384           $      1,038

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                    Period From
                                                   Year Ended   September 13, 1999*
                                                  December 31,    to December 31,
                                                      2000              1999
                                                  ------------  -------------------
Net asset value,
  beginning of period .........................   $    10.04       $     9.99
                                                  ----------       ----------
Income from investment
  operations:
  Net investment income .......................         0.85             0.23
  Net realized and unrealized gain/
    (loss) on investments .....................        (1.44)            0.05
                                                  ----------       ----------
  Net increase/(decrease) from investment
    operations ................................        (0.59)            0.28
                                                  ----------       ----------

Dividends to Shareholders from:
  Net investment income .......................        (0.84)           (0.23)
                                                  ----------       ----------

Net asset value, end of period ................   $     8.61       $    10.04
                                                  ----------       ----------

Total return (a) ..............................        (6.07)%           2.78%(c)
                                                  ----------       ----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ...........................   $   26,834       $   25,888
  Ratio of expenses to
    average net assets ........................         0.90%            1.14%(b)
  Ratio of expenses after custody credits to
    average net assets ........................         0.90%            0.99%(b)
  Ratio of net investment
    income to average net assets ..............         9.11%            7.66%(b)
  Portfolio turnover
    rate ......................................          155%              43%

*     Commencement of investment operations.
(a) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(b)   Annualized.
(c)   Not annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
December 31, 2000

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was formerly known as "The Guardian Stock Fund, Inc." prior to September 13, 1999. Shares are offered in four series: The Guardian Stock Fund
(GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), and The Guardian VC High Yield Bond Fund (GVCHYBF). The Guardian Life Insurance Company of America (Guardian Life) commenced investment into GVCHYBF on August 17, 1999, GVC500IF on August 25, 1999 and GVCAAF on September 15, 1999, with 107,281 shares for $1,072,813; 20,027,804 shares for $200,278,036; and 2,500,000 shares for $25,000,000, respectively, to facilitate operations.

      GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc.
(GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 2000, no Class II shares have been issued.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Significant accounting policies of the Funds are as follows:

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

      In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the GSF, GVC500IF, GVCAAF, GVCHYBF, GBF and GCF does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Foreign Currency

      Translation GSF, GVC500IF, and GVCHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      GSF, GVC500IF, and GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

      GSF, GVC500IF, GVCAAF and GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

      At December 31, 2000, for federal income tax purposes, the following Funds have net capital losses carryforward of:

                                                                      Expiration
                                                      Amount             Date
                                                      ------          ----------

GVCHYBF                                             $  158,772           2007
GVCHYBF                                                965,463           2008
GBF                                                  7,464,775           2007
GBF                                                  8,112,824           2008

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 2000, GBF reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment. Increases/(decreases) to the various capital accounts were as follows:

                                 Undistributed/         Accumulated
                                (overdistributed)       net realized
                                 net investment        gain/(loss) on
                                     income             investments
                                -----------------      --------------

GBF                                  $7,613               $(7,613)

Dividend Distributions

      GSF, GVC500IF, GVCAAF, GVCHYBF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF, GVC500IF, GVCAAF, GVCHYBF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF and GVCHYBF pay investment advisory fees at an annual rate of .25% and .60%, respectively, of their average daily net assets. GISC voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds
 .28% of the average daily net assets of GVC500IF. GISC subsidized .06% of the ordinary operating expenses of GVC500IF which represents $178,730 for the year ended December 31, 2000. If total expenses of the Funds, except for GVC500IF (excluding taxes, interest and brokerage commissions, but including the investment advisory fee),

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such excess expenses. None of the Funds exceeded this limit during the year ended December 31, 2000.

      There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

      GVCAAF received $1,475,136 of dividends from other Guardian mutual funds.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF, GVCAAF and GVCHYBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time GBF, GVCAAF and GVCHYBF enter into a reverse repurchase agreement, the Funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GBF on reverse repurchase agreements for the year ended December 31, 2000 amounted to $2,837.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

  Face                                                                  Market
  Value                                                                 Value
  -----                                                                 -----

$9,630,000        Reverse Repurchase Agreement
                  with Lehman Brothers, 6.68%
                  dated 12/29/2000, to be
                  repurchased at $9,631,873
                  on 1/2/2001 ...............................        $9,630,000
                  Average amount outstanding
                  during the period .........................        $9,000,000
                  Weighted average interest rate
                  during the period .........................              2.06%

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF, GVCAAF and GVCHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF, GVCAAF and GVCHYBF may be unable to deliver the securities when the Funds seek to repurchase them.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

                                                  GSF                  GVC500IF
                                                 -----                 --------
Purchases ........................          $4,039,940,558          $113,310,424
Proceeds .........................          $4,214,922,856          $  3,796,227

                                                GVCAAF                 GVCHYBF
                                                ------                 -------
Purchases ........................          $    1,860,984          $ 41,975,243
Proceeds .........................          $    2,000,000          $ 37,100,206

                                                  GBF
                                                 -----
Purchases ........................          $1,025,322,881
Proceeds .........................          $1,052,283,996

      The cost of investments owned at December 31, 2000 for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 2000 for GSF, GVC500IF, GVCAAF, GVCHYBF, and GBF were as follows:

                                                         GSF          GVC500IF
                                                        -----         --------
Gross Appreciation ..............................  $ 620,416,505   $ 36,728,608
Gross Depreciation ..............................   (284,436,983)   (55,337,301)
  Net Unrealized Appreciation/(Depreciation) ....  $ 335,979,522   $(18,608,693)

                                                       GVCAAF         GVCHYBF
                                                       ------         -------
Gross Appreciation ..............................  $     109,805   $    306,504
Gross Depreciation ..............................     (2,712,409)    (3,043,096)
  Net Unrealized Depreciation ...................  $  (2,602,604)  $ (2,736,592)

                                                         GBF
                                                        -----
Gross Appreciation ..............................  $  10,208,081
Gross Depreciation ..............................     (3,936,485)
  Net Unrealized Appreciation ...................  $   6,271,596

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 800,000,000 shares of $0.001 par value capital stock authorized for the Guardian Variable Contract Funds, Inc., divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 2000, no Class II shares of GSF were sold. Transactions in capital stock were as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

                                    Year Ended December 31,      Year Ended December 31,
                                      2000          1999           2000           1999
--------------------------------------------------------------------------------------------
                                            Shares                        Amount
--------------------------------------------------------------------------------------------
o The Guardian Stock Fund
Shares sold                         6,150,247     3,895,845   $ 334,877,079   $ 200,708,021
Shares issued in reinvestment of
  dividends and distributions      14,951,639    10,952,668     604,199,000     579,528,909
Shares repurchased                (11,483,808)  (13,883,608)   (614,613,524)   (710,398,541)
--------------------------------------------------------------------------------------------
  Net increase                      9,618,078       964,905   $ 324,462,555   $  69,838,389
--------------------------------------------------------------------------------------------

                                                  Period from                     Period from
                                                       August                          August
                                   Year Ended    25, 1999+ to      Year Ended    25, 1999+ to
                                 December 31,    December 31,    December 31,    December 31,
                                         2000            1999            2000            1999
----------------------------------------------------------------------------------------------
                                             Shares                        Amount
----------------------------------------------------------------------------------------------
o The Guardian VC 500 Index Fund
Shares sold                        10,014,181      20,230,074   $ 110,068,245   $ 202,292,096
Shares issued in reinvestment of
  dividends and distributions         302,724          68,952       3,067,405         722,618
Shares repurchased                   (261,850)        (31,530)     (2,750,737)       (322,421)
----------------------------------------------------------------------------------------------
  Net increase                     10,055,055      20,267,496   $ 110,384,913   $ 202,692,293
----------------------------------------------------------------------------------------------

                                                                Period from                    Period from
                                                                  September                      September
                                                 Year Ended    15, 1999+ to      Year Ended   25, 1999+ to
                                               December 31,    December 31,    December 31,   December 31,
                                                       2000            1999            2000           1999
-----------------------------------------------------------------------------------------------------------
                                                         Shares                           Amount
-----------------------------------------------------------------------------------------------------------
o The Guardian VC Asset Allocation Fund
Shares sold                                       1,061,518       2,569,852    $ 11,487,547   $ 25,725,723
Shares issued in reinvestment of
  dividends and distributions                       390,191          29,168       3,920,937        307,726
Shares repurchased                                 (122,064)            (37)     (1,317,471)          (389)
-----------------------------------------------------------------------------------------------------------
  Net increase                                    1,329,645       2,598,983    $ 14,091,013   $ 26,033,060
-----------------------------------------------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Variable Contract Funds,
The Guardian Bond Fund, The Guardian Cash Fund
----------------------------------------------

Combined Notes to Financial Statements
December 31, 2000 (Continued)

                                                            Period from                    Period from
                                                                 August                         August
                                            Year Ended     17, 1999+ to      Year Ended   17, 1999+ to
                                          December 31,     December 31,    December 31,   December 31,
                                                  2000             1999            2000           1999
-------------------------------------------------------------------------------------------------------
                                                     Shares                          Amount
-------------------------------------------------------------------------------------------------------
o The Guardian VC High Yield Bond Fund
Shares sold                                    312,625        2,525,344     $ 2,944,132   $ 25,253,920
Shares issued in reinvestment of
  dividends and distributions                  263,303           57,166       2,366,885        572,807
Shares repurchased                             (38,841)          (2,819)       (373,386)       (28,307)
-------------------------------------------------------------------------------------------------------
  Net increase                                 537,087        2,579,691     $ 4,937,631   $ 25,798,420
-------------------------------------------------------------------------------------------------------

                                    Year Ended December 31,      Year Ended December 31,
                                      2000          1999           2000           1999
-------------------------------------------------------------------------------------------
                                            Shares                        Amount
-------------------------------------------------------------------------------------------
o The Guardian Bond Fund

Shares sold                        1,974,860     8,170,108    $ 23,012,516    $ 96,955,789
Shares issued in reinvestment of
  dividends and distributions      1,975,990     1,912,437      22,960,166      22,027,550
Shares repurchased                (6,673,170)   (8,296,810)    (77,439,370)    (99,309,344)
-------------------------------------------------------------------------------------------
  Net increase/(decrease)         (2,722,320)    1,785,735    $(31,466,688)   $ 19,673,995
-------------------------------------------------------------------------------------------

                                    Year Ended December 31,      Year Ended December 31,
                                      2000          1999           2000           1999
--------------------------------------------------------------------------------------------
                                            Shares                        Amount
--------------------------------------------------------------------------------------------
o The Guardian Cash Fund

Shares sold                        39,378,558    39,686,605   $ 393,785,445   $ 396,866,179
Shares issued in reinvestment of
  dividends                         2,498,242     2,130,972      24,982,418      21,309,724
Shares repurchased                (47,985,843)  (35,353,014)   (479,858,436)   (353,530,138)
--------------------------------------------------------------------------------------------
  Net increase/(decrease)          (6,109,043)    6,464,563   $ (61,090,573)  $  64,645,765
--------------------------------------------------------------------------------------------

+ Commencement of operations.

------------------------
Note H -- Line of Credit
------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2000, none of the funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Variable Contract Funds, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Variable Contract Funds, Inc. (comprising, respectively, The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund and The Guardian VC High Yield Bond Fund), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP

New York, New York
February 9, 2001

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